UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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FLOTEK INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

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FLOTEK INDUSTRIES, INC.

2930 W. Sam Houston Pkwy N., Suite 300

Houston, Texas 77043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 13, 2010

To the Stockholders of Flotek Industries, Inc.:

At the direction of the Board of Directors of Flotek Industries, Inc. (the “Company”), a Delaware corporation, NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the Flotek Corporate Office, 2930 W. Sam Houston Pkwy. N, Suite 300, Houston, Texas 77043, on Friday, August 13, 2010 at 2:00 p.m. (local time), for the purpose of considering and voting upon the following matters:

1. The election of five directors to serve until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal.

2. The approval of our 2010 Long Term Incentive Plan.

3. The approval of the ability of the Company to make principal repayments under the Amended and Restated Credit Agreement, dated as of March 31, 2010, among the Company, Whitebox Advisors LLC and certain lenders named therein (the “Amended and Restated Credit Agreement”) by issuing shares of the Company’s common stock (the “Principal Repayment Provision”).

4. The approval of the ability of the Company to pay a portion of the commitment fee due under the Amended and Restated Credit Agreement by issuing shares of the Company’s common stock (the “Commitment Fee Payment Provision”).

5. The ratification of the selection of the independent registered public accounting firm for the year ended December 31, 2010.

6. Any other business which may be properly brought before the meeting or any adjournment thereof.

By order of the Board of Directors

Casey Doherty
Corporate Secretary

July 13, 2010

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND

RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

Stockholders with questions about the Annual Meeting of Stockholders or who need assistance in voting their shares may call the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

Page

PROXY STATEMENT	1

VOTING SECURITIES	1

PROPOSAL 1: ELECTION OF DIRECTORS	3
• Board of Directors	3
• Recommendation; Proxies	3
• Number of Directors	3
• Nominees	4
• Security Ownership of Certain Beneficial Owners and Management	6

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD	8
• Meeting Attendance	8
• Compensation	8
• Executive Sessions	8
• Director Independence	8
• Risk Management	8
• Board Committees	9
• Audit Committee	9
• Compensation Committee	10
• Corporate Governance and Nominating Committee	11
• Code of Business Conduct and Ethics	12
• Compensation Committee Interlocks and Insider Participation	12
• Transactions With Related Persons	13
• Board Leadership Structure	13
• Section 16(a) Beneficial Ownership Reporting Compliance	13

EXECUTIVE OFFICERS	14

AUDIT COMMITTEE REPORT	15

COMPENSATION DISCUSSION AND ANALYSIS	16
• Compensation Committee Report	27
• Summary Compensation Table	28
• Equity-Related Compensation	30
• Director Compensation	34

PROPOSAL 2: APPROVAL OF 2010 LONG TERM INCENTIVE PLAN	36

PROPOSAL 3: APPROVAL OF THE ABILITY OF THE COMPANY TO MAKE PRINCIPAL REPAYMENTS UNDER THE AMENDED AND RESTATED CREDIT AGREEMENT IN SHARES OF COMMON STOCK	45
• Overview of Refinancing Transaction	45
• Why We Are Seeking Stockholder Approval	46
• Consequences of Not Obtaining Stockholder Approval	46
• Other Considerations	47

PROPOSAL 4: APPROVAL OF THE ABILITY OF THE COMPANY TO PAY A PORTION OF THE COMMITMENT FEE DUE UNDER THE AMENDED AND RESTATED CREDIT AGREEMENT IN SHARES OF COMMON STOCK	48
• Why We Are Seeking Stockholder Approval	48
• Consequences of Not Obtaining Stockholder Approval	48
• Other Considerations	49

PROPOSAL 5: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50

OTHER MATTERS	51

ANNUAL REPORT	51

FUTURE STOCKHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS	52

i

FLOTEK INDUSTRIES, INC.

2930 W. Sam Houston Pkwy N., Suite 300

Houston, Texas 77043

PROXY STATEMENT

This Proxy Statement and the accompanying form of proxy are being sent to the stockholders of Flotek Industries, Inc. (the “Company”), a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 2:00 p.m. (local time) on Friday, August 13, 2010 at the corporate offices of the Company at, 2930 W. Sam Houston Pkwy. N, Suite 300, Houston, Texas 77043 and at any adjournments thereof.

The Notice of Meeting, this Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders on or about July 13, 2010. The 2009 Annual Report of the Company has been furnished to the stockholders with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 13, 2010. The proxy statement and annual report to security holders are available at www.flotekind.com/proxymaterials.

You may obtain directions to attend the meeting and vote in person by contacting our investor relations department at (713) 849-9911.

At the Meeting, stockholders will be asked (i) to consider and vote upon the election of five nominees to serve on the Board; (ii) to approve the 2010 Long Term Incentive Plan; iii) to consider and vote upon the approval of the ability of the Company to make principal repayments under the Amended and Restated Credit Agreement, dated as of March 31, 2010, among the Company, Whitebox Advisors LLC and certain lenders named therein (the “Amended and Restated Credit Agreement”) by issuing shares of the Company’s common stock (the “Principal Repayment Provision”); (iv) the approval of the ability of the Company to pay a portion of the commitment fee due under the Amended and Restated Credit Agreement by issuing shares of the Company’s common stock (the “Commitment Fee Payment Provision”); (v) to consider and vote upon the ratification of the selection of the independent registered accounting firm; and (vi) to consider and take action upon such other matters as may properly come before the Meeting.

VOTING SECURITIES

The Board has fixed the close of business on July 7, 2010, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote 30,374,373 shares of common stock, $0.0001 par value per share (“Common Stock”) of the Company, which is the Company’s only authorized and outstanding class of stock entitled to vote at the Meeting.

Holders of at least one-third of the outstanding shares of Common Stock are required to be represented at the Meeting, in person or by proxy, to constitute a quorum. Each outstanding share of Common Stock as of the record date is entitled to one vote. There will be no cumulative voting of shares for any matter voted upon at the Meeting.

Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes will be disregarded and have no effect on the outcome of the election of directors.

The affirmative vote of at least a majority of the shares of Common Stock represented at the Meeting is required to approve the other matters to be considered at the meeting. With respect to Proposals 3 and 4, the affirmative vote of at least a majority of the votes cast on each such proposal is required to approve such matters pursuant to NYSE rules; provided, however, that the total number of votes cast with respect to each such proposal represents a majority of the shares of common stock entitled to vote thereon. In determining whether each such other proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to its exercise, all shares of Common Stock represented thereby will be voted at the Meeting and, where instructions have been given by a stockholder, will be voted in accordance with such instructions.

Any stockholder executing a proxy which is solicited hereby has the power to revoke it prior to its exercise. Revocation may be made by attending the Meeting and voting the shares of Common Stock in person or by delivering to the Secretary of the Company at the principal executive offices of the Company located at 2930 W. Sam Houston Parkway N., Suite 300, Houston, Texas 77043, prior to exercise of the Proxy, a written notice of revocation or a later-dated, properly executed proxy.

The solicitation of proxies will be by mail, but proxies also may be solicited by telephone, telegram or in person by directors, officers and other employees of the Company. The Company will bear all costs of soliciting proxies. In order to solicit proxies, the Company will also request financial institutions, brokerage houses, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date and will reimburse such persons for their reasonable expenses of forwarding the proxy materials in accordance with customary practice. In addition, the Company has engaged Innisfree M&A Incorporated to provide proxy solicitation services for a fee of $15,000, plus reimbursement of out-of-pocket expenses.

PROPOSAL 1: ELECTION OF DIRECTORS

Board of Directors. The members of the Board serve one-year terms. Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes will be disregarded and have no effect on the outcome of the election of directors.

Recommendation; Proxies. The Board recommends a vote “FOR” each of the nominees named below. The persons named in the enclosed proxy card will vote all shares over which they have discretionary authority “FOR” the election of the nominees named below. Although our Board does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed persons will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

Number of Directors. The Board has nominated five directors for election to the Board at the Meeting.

The Board of Directors believes that it is necessary for each of the Company’s directors to possess many qualities and skills that enable them to understand the complexities of the Company’s business and effectively guide the management and direction of the Company. When searching for new candidates, the Corporate Governance and Nominating Committee considers the evolving needs of the Board and searches for candidates that fill current or anticipated future vacancies. The Board of Directors also believes that all directors must possess a considerable amount of business management and educational experience. The Corporate Governance and Nominating Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Corporate Governance and Nominating Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

All of our directors bring to our Board a wealth of executive leadership experience derived from their service as executives and, in most cases, chief executive officers of large corporations. They also bring extensive board experience. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Nominees. The following table sets forth information for each nominee. Each nominee has consented to be named in this proxy statement and to serve as a director, if elected.

Name	Principal Occupation	Age	Director Since
John W. Chisholm	Mr. Chisholm has been our Interim President since August 2009 and a director since November 1999. Mr. Chisholm is the founder of Wellogix, Inc., which develops software for the oil and gas industry to streamline workflow, improve collaboration, expedite the inter-company exchange of enterprise data and communicate complex engineered services. Previously he co-founded and was President of ProTechnics Company from 1985 until its sale to Core Laboratories in December of 1996. After leaving Core Laboratories as Senior Vice President of Global Sales and Marketing in 1998, he started Chisholm Energy Partners, an investment fund targeting mid-size energy service companies. Mr. Chisholm serves on the board of directors of NGSG, Inc. an NYSE company specializing in compression technology for the oil and gas industry since December 2006. He serves on both the Compensation and Governance Committees of NGSG. Mr. Chisholm has been selected to be on the editorial advisory board of Middle East Technology by Oil and Gas Journal. Mr. Chisholm holds a Business Administration degree from Ft. Lewis College. Mr. Chisholm is a resident of Montgomery Texas. Mr. Chisholm’s experience in starting up two companies brings operating and financial expertise to the board as well as open views of leadership.	55	1999

Kenneth T. Hern	Mr. Hern has been a director, member of the Compensation and Audit Committees and Chairman of the Governance and Nominating Committee since November 6, 2009. Mr. Hern has also served as a member of the Board of Directors of Mesa Energy Holdings, Inc. since February 22, 2010. Mesa Energy Holdings, Inc. is a publicly traded oil and gas exploration and production company. Mr. Hern served as the Chairman and CEO of Nova Biosource Fuels, Inc. (Nova) from 2005 until April 12, 2010. Nova filed Chapter 11 in April 2009 seeking protection under federal bankruptcy statutes. In April 2010, the court approved a controlled dismissal of all Nova entities (other than Nova Holding Seneca LLC, which is expected to be dismissed in June 2010). Mr. Hern retired from Texaco, Inc. in 1994 after 25 years of service. During his tenure he served as President of Texaco Brazil, President of Texaco Saudia Inc., and Vice Chairman and Managing Director of Texaco Nigeria Limited. Mr. Hern is a resident of Montgomery, Texas. Mr. Hern brings his experience as Chairman and CEO of a public company as well as his management experience to the Board.	72	2009

Richard O. Wilson	Mr. Wilson has been a director since 2003 and a member of the Governance and Nominating and Audit Committees and Chairman of the Compensation Committee since November 6, 2009. Mr. Wilson was Group Vice President of Brown & Root World Offshore Operations from May 1971 to July 1979 and served as a Director of Brown & Root from 1973 to 1979. Mr. Wilson also served as Chairman of Dolphin Drilling A/S Oil and Gas Company and of AOC International and OGC International PLC an offshore platform final assembly company from 1983 to 1997. Mr. Wilson has served as director for Callon Petroleum Company Oil and Gas Exploration and Production company since March 1995 and is an offshore construction consultant with over 50 years of experience. He received a Bachelor of Science degree in Civil Engineering from Rice University. Mr. Wilson currently is a Director	80	2003

Name	Principal Occupation	Age	Director Since

	of Houston Museum of Printing History. Mr. Wilson is a resident of Houston, Texas. Mr. Wilson was a pioneer in the oil & gas industry, and his professional education and financial expertise brings depth to the Board.

John S. Reiland	Mr. Reiland has been a director, member of the Compensation, Governance and Nominating Committees and Chairman of the Audit Committee since November 9, 2009. Mr. Reiland, a Certified Public Accountant, has served as the Chief Financial Officer of SingerLewak LLP, a leading accounting services firm headquartered in Los Angeles since 2008. Mr. Reiland has significant experience in corporate leadership and finance including the chief executive officer, chief financial officer and chief accounting officer roles. Mr. Reiland has focused a significant portion of his professional practice in the area of turnaround and restructuring work, including having served as the Chief Financial officer of Starvox Communications from August 2007 until its Chapter 7 liquidation filing in February 2008; Chief Executive Officer and Chief Restructuring Office for Ronco Corporation from 2006 to 2007 during which Ronco filed for restructuring under Chapter 11 in June 2007; Chief Financial Officer of US Dataworks, Inc. from 2003 until 2006. He has served on the Boards of both Ronco and US Dataworks as well as on the Board of Directors and as Chairman of the Audit Committee for Nova Biosource Fuels, Inc. (Nova) from July 2007 until October 2009. Nova filed Chapter 11 in April 2009 seeking protection under federal bankruptcy statutes. In April 2010, the court approved a controlled dismissal of all Nova entities (other than Nova Holding Seneca LLC, which is expected to be dismissed in June 2010). Mr. Reiland also served as Chief Financial Officer of NEON Systems, Inc. from 1996 until 2000, including leading its successful IPO in 1999. Mr. Reiland is a member of AICPA and is Certified in Financial Forensics. He is a resident of Los Angeles, California. Mr. Reiland’s background as a financial expert qualifies him to serve as Chair of the Audit Committee.	60	2009

L.V. “Bud” McGuire	Mr. McGuire is a co-founder of Alpha Petroleum Services, a provider of management-related consulting services to the energy industry. Prior to founding Alpha Petroleum Services, Mr. McGuire served on the board of directors and as Senior Vice President of Mariner-Energy Inc. from 1998 to 2001. Prior to joining Mariner-Energy, Mr. McGuire was Vice President-Operations for Enron Oil & Gas International, Inc. from 1997 to 1998. From 1991 to 1996, he served as Senior Vice President over worldwide production operations with Kerr-McGee Corporation. His experience prior to Kerr-McGee included Hamilton Brothers Oil and Gas Ltd. From 1981 to 1991, where he served as Vice President of Operations and as Vice President, Production. He began his career in 1966 with Conoco. Mr. McGuire received a Bachelor of Science degree in Industrial Engineering from LeTourneau University. He has served on the Board of Trustees of LeTourneau University since 2002. He is a resident of Montgomery, Texas. Mr. McGuire’s extensive experience in the energy industry as well as his experience in founding a successful company brings significant additional operating and management experience to the Board.	68

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth the beneficial ownership of Common Stock as of July 7, 2010, by (i) each of our directors (including each nominee), (ii) each named executive officer set forth in the Summary Compensation Table, (iii) all of our directors and executive officers as a group, and (iv) each other person known by us to be a beneficial owner of more than 5% of our outstanding Common Stock.

Name	Shares Owned (a)	Right to Acquire (b)		Total Shares	Percent of Class (c)
Named Executive Officers and Directors
Jerry D. Dumas, Sr. (d)	437,004	763,899		1,200,903	3.86%
John W. Chisholm (e)	103,835	435,163		538,998	1.75%
Kenneth T. Hern	15,664	–		15,664	*
John S. Reiland	15,664	–		15,664	*
Richard O. Wilson	108,968	34,831		143,799	*
L.V. “Bud” McGuire	–	–		–	*
Jesse E. Neyman	55,002	57,511		112,513	*
Steven A. Reeves (f)	227,681	40,084		267,765	*
All directors and executive officers as a group (8 total)	963,818	1,331,488		2,295,306	7.24%
Other 5% Holders
Whitebox Advisors LLC (g)	2,812,501	213,477	(h)	3,025,978	9.99%
Gates Capital Management, Inc. (i)	2,187,500	907,845	(j)	3,095,345	9.99%

*	Less than 1%
(a)	Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of Common Stock which are beneficially owned by them. Includes the following number of unvested shares of restricted stock for the persons indicated: Mr. Dumas 199,513; Mr. Chisholm 13,238; Mr. Reiland 15,644; Mr. Hern 15,644; Mr. Wilson 13,238; Mr. Neyman 25,321; Mr. Reeves 93,291.
(b)	Shares subject to options granted pursuant to the Company’s incentive plans and exercisable within 60 days of July 7, 2010. Additionally, Mr. Dumas has convertible preferred stock and warrants which are convertible and exercisable into Common Stock.
(c)	Based on an aggregate of 30,374,373 shares of Common Stock issued and outstanding as of July 7, 2010. This assumes that all options beneficially owned by the person are exercised for shares of Common Stock. The total number of shares outstanding used in calculating this percentage assumes that none of the options beneficially owned by other persons are exercised for shares of Common Stock.
(d)	Includes 18,096 shares of Common Stock owned by Saxton River Corporation and 26,000 shares of Common Stock owned by DTB Foundation, both of which are controlled jointly by Mr. and Mrs. Dumas. Total shares beneficially owned do not include shares of common stock issuable upon conversion of certain shares of preferred stock or exercise of certain warrants that are not issuable within 60 days of the date hereof, as a result of provisions in the governing instruments of such preferred stock and warrants limiting the conversion or exercise thereof if such conversion or exercise would cause the holder to beneficially own more than 4.99% of our common stock. Per the Retirement Agreement with the Company, all unvested stock options and unvested restricted stock awards vested on June 30, 2010.
(e)	Includes 20,470 shares of Common Stock held by ProTechnics II Inc., of which Mr. Chisholm is a manager. Mr. Chisholm has granted a right to an employee of the Company in connection with a loan made by such employee to a company controlled by Mr. Chisholm that entitles the lender, at the lender’s option, to receive repayment of such loan in shares of Flotek stock owned by Mr. Chisholm, and the shares reflected above that are directly owned by Mr. Chisholm are subject to this contractual encumbrance. The Board has amended the Company’s Insider Trading Policy to prohibit officers and directors from pledging their shares of Flotek stock, but an exception to this prohibition was made for existing arrangements such as this one.
(f)	Includes shares acquired through the Company’s 401(k) Plan.
(g)

The address of Whitebox Advisors LLC (“Whitebox”) is 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416. Andrew J. Redleaf, who is the managing member of the general partner of: (i) Whitebox Hedged High Yield Partners, LP; (ii) IAM Mini-Fund 14 Limited; (iii) Pandora Select Partners, LP;

(iv) Whitebox Special Opportunities Fund, LP—Series B; (v) Whitebox Combined Partners, LP; (vi) Whitebox Convertible Arbitrage Partners, LP and (vii) Whitebox Intermarket Partners, LP (collectively, the “Funds”), exercises voting and dispositive power over the securities held by each of the Funds. Whitebox may be deemed to be the beneficial owner of the securities held by the Funds, although all reported securities are owned by the Funds.

(h)	Does not include shares of common stock issuable upon conversion of the Company’s 5.25% Convertible Senior Secured Notes due 2028 (the “Notes”) that are not issuable within 60 days of the date hereof as a result of provisions in the governing instruments of such Notes limiting the conversion thereof if such conversion would cause the holder, together with any affiliate, to own more than 9.99% of our Common Stock.
(i)	The address of Gates Capital Management, Inc. (“Gates”) is 1177 Avenue of Americas, 32nd Floor, New York, New York 10036. Gates Capital Management, Inc., which is controlled by Jeffrey L. Gates, is the general partner of Gates Capital Partners, L.P., which is the general partner of ECF Value Fund, L.P. and ECF Value Fund II, L.P. Gates is also the investment manager of ECF Value Fund International, Ltd. Jeffrey L. Gates exercises voting and dispositive power over the securities held by each of the funds listed above (collectively, the “Funds”). Gates may be deemed to be the beneficial owner of the securities held by the Funds, although all reported securities are owned by the Funds.
(j)	Does not include shares of common stock issuable upon conversion of the Company’s Notes that are not issuable within 60 days of the date hereof as a result of provisions in the governing instruments of such Notes limiting the conversion thereof if such conversion would cause the holder, together with any affiliate, to own more than 9.99% of our Common Stock.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Meeting Attendance

During 2009, the Board held 23 meetings of the full Board and 42 meetings of committees. The Corporate Governance and Nominating Committee held eight meetings, the Compensation Committee held six meetings, the Audit Committee held 25 meetings and the Strategic Planning Committee met three times during 2009. Effective August 2009, the Strategic Planning Committee was dissolved. Each director attended at least 75% of the aggregate number of meetings of the Board and Committees of the Board on which he served.

The Company does not have a formal policy requiring members of the Board to attend the Annual Meeting, although all directors are strongly encouraged to attend. Of the Directors then in office, Messrs. Wilson, Chisholm and Dumas attended the last Annual Meeting of Stockholders.

Compensation

In June 2009, the Board approved a 10% deferral in all board compensation. This was in addition to the 10% reduction approved in March of 2009. In October 2009, the 10% deferral was rescinded, but the 10% reduction made in March 2009 was kept in force, leaving annual retainer and meeting fees paid to non-employee directors at their March 2009 amounts. Although board fees paid in 2010 have been paid at the March 2009 reduced rates, the Board has yet to determine whether to continue to pay the reduced board fees for the remainder of 2010 or revert back to the pre-reduction levels.

In February 2010, awards of restricted stock were made to three non-employee directors.

Executive Sessions

Pursuant to the Company’s Corporate Governance Guidelines, non-management directors of the Board are required to meet on a regularly scheduled basis without the presence of management. The chairmanship of these sessions is rotated among the non-management directors on a meeting basis, in order of seniority, with the most senior non-employee director serving first. During 2009, the non-management directors met in five executive sessions without management present.

Director Independence

The Board has determined that Mr. McGuire and each of the current directors except for Mr. Dumas and Mr. Chisholm is independent as that term is defined by rules of the New York Stock Exchange and, in the case of the Audit Committee, the Securities and Exchange Commission. Mr. Dumas is not an independent director because he was an officer of the Company until August 2009, and was an employee of the Company until June 30, 2010 pursuant to his retirement agreement. Mr. Chisholm is not an independent director while he is the Interim President.

Also, neither Mr. McGuire nor of the non-employee directors has any relationship with the Company other than being a director and stockholder, or any transaction or arrangement that interferes with each director’s independence.

Risk Management

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Corporate Governance and Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Board Committees

The Board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Audit, Compensation and Corporate Governance and Nominating Committees are composed entirely of independent directors as defined under the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Guidelines. The charters of each committee are available on the Company’s website at www.flotekind.com.

The following table shows the committees on which each director serves. “C” indicates that the director serves as the chair of the committee

Director	Audit	Governance and Nominating	Compensation
John S. Reiland	C	X	X
Richard O. Wilson	X	X	C
Kenneth T. Hern	X	C	X

Audit Committee

The Audit Committee held 25 meetings in 2009. The Audit Committee’s primary functions are to:

•	Appoint, determine funding for, oversee and replace (subject to stockholder ratification, if applicable) a firm of independent auditors to audit our financial statements;

•	Pre-approve all audit and non-audit services provided by our independent auditors;

•	Evaluate the qualifications, performance and independence of our independent auditors, and ensure the rotation of the lead (or concurring) audit partner;

•	Obtain and review a report of our independent auditors, at least annually, regarding compliance with their internal quality-control procedures;

•	Discuss with our independent auditors the overall scope and plans for their respective audits;

•	Discuss with management and our independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls;

•	Meet with our independent auditors to discuss the conduct and findings of their respective audits;

•

Meet and review with management and our independent auditors the Company’s financial statements and the associated disclosures to be included in its quarterly and annual reports to be filed with the SEC;

•	Discuss with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	Discuss periodically with management the Company’s plan with regard to issuing earnings press releases, and providing financial information and earnings guidance to analysts and rating agencies;

•	Review any disclosures by the Company’s officers and other employees regarding significant deficiencies in the design and operation of the Company’s internal controls; and

•	Establish procedures for receiving and responding to concerns regarding accounting, internal accounting controls and auditing matters.

Each member of the Audit Committee, as of the date of this Proxy Statement (Messrs. Reiland, Hern and Wilson) is financially literate and has accounting or financial management expertise. Messrs. Reiland and Hern are audit committee financial experts as defined in Item 407 (d)(5) of Regulation S-K under the Exchange Act, rule 10A-3 under the Exchange Act, the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Principles.

The Board has adopted a charter for the Audit Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Compensation Committee

The Compensation Committee (the “Compensation Committee”) held six meetings in 2009. The Compensation Committee’s primary functions are to:

•

Establish, in conjunction with executive management, the overall compensation strategy of the Company and review such strategy at least annually for alignment with the Company’s business strategy and with similar programs offered by the Company’s competitors;

•

Adopt, amend or terminate corporate incentive programs (including short-term and long-term incentive and other similar programs), including establishment of performance standards, and validate the funding of such programs relative to previously established performance standards;

•	Review the Company’s employee benefit plans, including retirement and savings plans, and either recommend plan changes to the Board or amend such plans as appropriate;

•	Review at least annually the Company’s investment strategies around and performance of the Company’s 401(k) plans;

•

Review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer, Chief Operating Officer, President and any other member of the senior management team reporting directly to the Chief Executive Officer (collectively the “Group”) and evaluate the Group’s performance in light of such goals and objectives;

•	Determine and approve the Group’s salary, bonuses and other compensation, either as a Compensation Committee or together with the other independent directors (as directed by the Board);

•	Grant to the Group options to acquire shares of the stock of the Company or such other equity awards pursuant to such terms as are deemed appropriate by the Compensation Committee;

•

Award stock options, stock awards, stock appreciation rights and other awards to employees of the Company pursuant to any plan approved by the Board which by its terms provides for administration by the Compensation Committee;

•	Make recommendations to the Board with respect to the compensation of Board members;

•

Approve, in advance, the total remuneration and employment agreements for the Company’s “executive officers” (as that term is defined under the Securities Exchange Act of 1934, as amended) and review, in the aggregate, the compensation, benefit and equity-based plans, programs and payments for all other employees;

•	Recommend changes to all equity-based plans to the Board as appropriate, subject to shareholder approval as required; and

•	Produce a transparent and comprehensive Compensation Discussion and Analysis and a Compensation Committee Report on executive officer compensation to be included in the Proxy Statement.

The Interim President attends meetings of the Compensation Committee. The Interim President’s feedback about each officer’s performance is essential in the Compensation Committee’s determination of the officer’s salary and target incentive compensation determinations.

The Board has adopted a charter for the Compensation Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Compensation Risk

The role of the Compensation Committee in risk oversight includes review of risks arising from our compensation policies, practices and programs as well as the mitigating controls, to determine whether any such risks are material to us. The Compensation Committee plans to review these matters during 2010 to ensure that the Company’s compensation programs that management and the Board have implemented appropriately balance risk and the achievement of long-term and short-term goals, and that they are not reasonably likely to have a material adverse effect on our business.

Compensation Committee Consultant

In 2009, the Compensation Committee directly retained a nationally-recognized firm, BDO, as its outside compensation consultant, to provide advice and recommendations on the amount and form of executive and director compensation. In 2009, the aggregate fees billed by BDO were $23,325. In a separate, one-time engagement, BDO provided risk advisory services for which the Company paid $150,000.

Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee met eight times in 2009. The Corporate Governance and Nominating Committee’s primary functions are to:

•	Review, at least annually, the structure of the Board to assure that the proper skills and experience are represented on the Board;

•	Recommend to the full Board candidates to fill vacancies on the Board as they occur;

•	Recommend, prior to each annual stockholder meeting, a slate of nominees for election or reelection as directors by the stockholders at the annual meeting;

•	Identify individuals qualified to serve as potential Board members, consistent with criteria approved by the Board;

•	Select, evaluate, retain, and where appropriate, terminate any search firm to be used to identify qualified director candidates;

•	Evaluate current directors for re-nomination to the Board or re-appointment to any Board committees, and assess the performance of such directors;

•

Periodically review the composition of the Board and its committees in light of the current challenges and needs of the Board, the Company and each committee of the Board, and determine whether it may be appropriate to add or remove individuals;

•	Consider rotation of the Chairmen and members of the committees of the Board;

•	Consider candidates to serve as Board members that are submitted by shareholders of the Company;

•	Periodically make recommendations to the Board with respect to the size of the Board;

•	Review criteria and policies relating to director independence, service and tenure;

•	Recommend to the Board the membership of the Audit and Compensation Committees, including their Chairpersons;

•	Periodically make recommendations to the Board with respect to the compensation of Board members;

•	Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing Corporate Governance Guidelines to be adopted by the Board;

•

Develop and recommend to the Board the Company’s Corporate Governance Guidelines and at least annually, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board;

•	Be responsible for any tasks assigned to the Corporate Governance and Nominating Committee in the Company’s Corporate Governance Guidelines;

•	Oversee compliance with the Company’s Corporate Governance Guidelines and report on such compliance to the Board;

•

Review and consider any requests for waivers of the Company’s Corporate Governance Guidelines or Code of Business Conduct and Ethics for the Company’s directors, executive officers and other senior financial officers, and make a recommendation to the Board with respect to such request for a waiver;

•	Review potential conflicts of interest involving directors and determine whether such director or directors may vote on any issue as to which there may be a conflict;

•	Review all related party transactions and determine whether such transactions are appropriate for the Company to undertake and, if so, approve such transactions;

•

Review periodically with the Company’s counsel, in light of changing conditions, new legislation and other developments, the Company’s Code of Business Conduct and Ethics and make recommendations to the Board for such changes as the Corporate Governance and Nominating Committee shall deem appropriate;

•	Develop and implement continuing education programs for all directors, including orientation and training programs for new directors; and

•	Establish the evaluation criteria, and implement and oversee the process for the performance evaluations of management, the results of which are reported to the full Board.

When identifying and evaluating candidates, the Corporate Governance and Nominating Committee first determines whether there are any evolving needs of the Board that require an expert in a particular field. The Corporate Governance and Nominating Committee may retain a third-party search firm to assist the Committee in locating qualified candidates that meet the needs of the Board at that time. Generally, a retained search firm would provide information on a number of candidates, which the Corporate Governance and Nominating Committee would discuss. The Corporate Governance and Nominating Committee chairman and some or all of the members of the Corporate Governance and Nominating Committee will interview potential candidates that meet the needs of the Board, have the qualifications, and meet the independence standards required by the New York Stock Exchange and as set forth by the Company’s Corporate Governance Guidelines, and the Corporate Governance and Nominating Committee will recommend the nomination of candidates to the Board. Director nominees may be identified by the Corporate Governance and Nominating Committee through current board members, officers, stockholders or other persons. Any stockholder desiring to submit a nomination to the Board should send the recommendation in writing, together with appropriate background and contact information, to the Secretary of the Company at the address of the Company’s principal executive offices. The Board has not established formal minimum qualifications for a director nominee and evaluates any nominee, including those recommended by stockholders, on a case-by-case basis. The Board has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Mr. McGuire, a director nominee approved by the Corporate Governance and Nominating Committee for inclusion in the form of proxy, was recommended by a non-management director.

Code of Business Conduct and Ethics

The Code of Business Conduct and Ethics of the Company applies to our directors, executive officers and to all other employees and is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Compensation Committee Interlocks and Insider Participation

Messrs. Chisholm, Hern, Reiland and Wilson (and Messrs. Pittman and Stewart while they were directors) served on the Compensation Committee during 2009. In August 2009, Mr. Chisholm began serving as Interim

President of the Company and no longer served on the Compensation Committee. Messrs. Stewart and Pittman resigned from the Company’s Board in November 2009. No current member of the Compensation Committee is a current or former officer or employee of ours or had any relationship requiring disclosure under applicable SEC rules. Additionally, none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

Transactions With Related Persons

The Company recognizes that related person transactions can present potential or actual conflicts of interest and it is the Company’s preference that related person transactions are avoided as a general matter. However, the Company also recognizes that there are situations, including certain transactions negotiated on an arm’s length basis, where related person transactions may be in, or may not be inconsistent with, the best interests of the Company and its stockholders. Therefore, the Corporate Governance and Nominating Committee of the Board will review, ratify or approve, as necessary, any related person transaction prior to the transaction being entered into, or ratify any related person transaction that has not been previously approved, in which a director, executive officer, five percent owner or immediate family member of any such person has a material interest.

During 2009, the Company did not participate in any transactions in which any of the director nominees, executive officers, nor any of their immediate family members, had a direct or indirect material interest.

Board Leadership Structure

Prior to his resignation as Chief Executive Officer in August 2009, Mr. Dumas served as Chairman and Chief Executive Officer of the Company. Mr. Dumas will continue to serve as Chairman of the Board until the Annual Meeting on August 13, 2010, at which time it is expected that Mr. Chisholm, the Company’s Interim President, will become Chairman of the Board. The Board believes that the Company’s Interim President will be best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Interim President brings company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and Interim President will promote strategy development and execution, and facilitate information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Interim President is consistent with the best interests of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules issued thereunder, the Company’s directors and executive officers are required to file with the SEC reports of ownership and changes in ownership of Common Stock. Copies of such forms are required to be filed with the Company. Based solely on its review of copies of such reports furnished to the Company, the Company believes that the directors and executive officers were in compliance with the filing requirements of Section 16(a) during the most recent fiscal year, except that (1) Mr. Neyman did not timely file two Form 4’s reporting three transactions in 2009, (2) Mr. Dumas did not timely file four Form 4’s in 2009, (3) Mr. Reeves did not timely file three Form 4’s in 2009 and (4) Messrs. Hern and Reiland’s Form 3’s were not timely filed.

EXECUTIVE OFFICERS

The following table provides certain information with respect to the executive officers of the Company.

Name and Age	Positions	Position Held Since
John W. Chisholm (55)	Interim President	2009

Steven A. Reeves (59)	President Downhole Tool Division	2007
	Executive Vice President and Chief Operating Officer	2008
	Executive Vice President, Business Development and Special Projects	2009

Jesse E. Neyman (66)	Vice President of Business Development	2007
	Senior Vice President and Chief Financial Officer	2008
	Executive Vice President, Finance and Strategic Planning	2009

Biographical information on Mr. Chisholm is presented above under Election of Directors – Nominees.

Steven A. Reeves served as Executive Vice President and Chief Operating Officer from May 2008 until October 29, 2009. Since October 29, 2009, Mr. Reeves serves as Executive Vice President, Business Development and Special Projects. Previously, Mr. Reeves served as President of Flotek’s Downhole Tool Division from January 2007, and had served as Vice President of Flotek’s Turbeco Division from April 2005 until January 2007. Prior to joining Flotek, Mr. Reeves served in various positions over a 30 year career with Halliburton Energy Services, Inc., from which he retired in May 2002. Mr. Reeves’ responsibilities ranged from field engineer, logging and perforating, to global operations manager for formation evaluation, overseeing Halliburton Energy Services’ worldwide formation evaluation operations. Mr. Reeves spent his last two years with Halliburton Energy Services as general manager of Jet Research Center in Alvarado, Texas. JRC is the originator of the jet shaped charge for oil and gas formation stimulation and develops shaped charges for the oil and gas industry. Mr. Reeves holds a BS in Math with minors in Physics and Spanish from East Central University.

Jesse E. “Jempy” Neyman served as Senior Vice President and Chief Financial Officer from October 2008 until October 29, 2009. Since October 29, 2009 Mr. Neyman serves as Executive Vice President, Finance and Strategic Planning, Mr. Neyman joined Flotek in January 2007 as Vice President of Business Development. Prior to joining Flotek, Mr. Neyman served as President and Chief Executive Officer of Enron Wind Management from January 2006 until December 2006. Mr. Neyman was responsible for managing and liquidating the global wind business operations of Enron Corp. and its affiliates. From January 1992 to August 2001, Mr. Neyman served as Director and Vice President of Enron Producer Finance, an affiliate of Enron, providing risk capital to the oil and gas sector. He utilized this experience when he served as Vice President, Principal Investments of Enron from August 2001 to December 2006. As Vice President, he was responsible for managing financial investment portfolios of Enron and its affiliates. Mr. Neyman is a graduate of the United States Air Force Academy and served as an Air Force officer from June 1967 until December 1976. After being honorably discharged from the U.S. Air Force, Mr. Neyman was a commercial banker specializing in oil and gas lending until joining Enron, except for a two-year period when he worked as an environmental consultant. He has a M.S. degree in Air Pollution Meteorology and Diffusion Theory from the University of Utah, an MBA from Southern Illinois University—Edwardsville and a BS in International affairs from the USAF Academy.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board consists of three directors who are independent, as defined by the standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission. Under the charter approved by the Board, the Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Company’s management is responsible for preparing the financial statements of the Company, and the independent auditors are responsible for auditing those financial statements. The Audit Committee’s role under the charter is to oversee management. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met 25 times during the year ended December 31, 2009.

The independent auditors provided the Committee with a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the auditors any relationships that may impact the independence of the auditors.

The Committee discussed and reviewed with the independent auditors all communications required to be discussed by standards of the Public Company Accounting Oversight Board, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2009, and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

John S. Reiland, Chairman

Kenneth T. Hern

Richard O. Wilson

July 13, 2010

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion of executive compensation contains descriptions of various employment-related agreements and employee benefit plans. These descriptions are qualified in their entirety by reference to the full text of the referenced agreements and plans, which have been filed by us as exhibits to our reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission.

Introduction

The following discussion provides an overview of the Compensation Committee of our Board of Directors (“the Compensation Committee”), the background and objectives of our compensation programs for our current and former senior management, and the material elements of the compensation of each of the executive officers identified in the following table, to which we refer as our named executive officers:

Name	Title
John W. Chisholm (1)	Interim President (principal executive officer)

Jerry D. Dumas, Sr. (2)	Chairman of the Board and Former President and Chief Executive Officer

Steven A. Reeves (3)	Executive Vice President, Business Development & Special Projects

Jesse E. Neyman (4)	Executive Vice President, Finance and Strategic Planning (principal financial officer)

Scott Stanton (5)	Former Executive Vice President, Accounting and Reporting

(1)	Mr. Chisholm was appointed Interim President under the terms of a Service Agreement effective on August 11, 2009.
(2)	Mr. Dumas served as President and Chief Executive Officer until August 11, 2009, and will serve as Chairman of the Board until the Company’s annual meeting of stockholders in June 2010.
(3)	Mr. Reeves was appointed Executive Vice President of Business Development & Special Projects effective October 29, 2009. Prior to this appointment, Mr. Reeves served as Executive Vice President and Chief Operating Officer.
(4)	Mr. Neyman was appointed Executive Vice President of Finance and Strategic Planning effective October 29, 2009. He is currently designated as the Company’s Principal Financial Officer and Principal Accounting Officer. Prior to this appointment, Mr. Neyman served as Senior Vice President and Chief Financial Officer.
(5)	Mr. Stanton served as Vice President Accounting and Reporting from May 6, 2009 and Chief Accounting Officer from September 1, 2009 until his resignation on November 5, 2009. He also served as Executive Vice President, Accounting and Reporting from October 29, 2009 until his resignation on November 5, 2009.

Compensation Committee

The Compensation Committee (the “Compensation Committee”) of our Board of Directors has overall responsibility for the approval, evaluation and oversight of our compensation plans, policies and programs. The primary purpose of the Compensation Committee is to assist the Board of Directors in fulfilling its responsibilities relating to the compensation of our named executive officers and directors. The primary responsibilities of the Compensation Committee include, (i) annually reviewing our general compensation policies with respect to named executive officers and directors, (ii) annually reviewing and approving the corporate goals and objectives relevant to the compensation of our executive officers, evaluating our officers’ performance in light of these goals, and approving or recommending to the Board compensation levels based on these evaluations, and (iii) producing a committee report on executive compensation as required by the SEC to be included or incorporated by reference in our proxy statement or other applicable SEC filings, and (iv) recommending the compensation program applicable to our outside directors.

Our Board appoints our Compensation Committee members and Chairman annually, and these appointees continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member of our Compensation Committee may be removed, with or without cause, by our Board. Our Board of Directors appoints members to the Compensation Committee considering criteria such as experience in compensation matters, familiarity with our management and other key personnel, understanding of public company compensation issues, time availability necessary to fulfill committee responsibilities and independence and other regulatory requirements. No member of our Compensation Committee participates in any of our employee compensation programs, and our Board has determined that none of our Compensation Committee members has any material business relationship with us. Currently, the members of the Compensation Committee are Richard O. Wilson, who serves as Chairman, Kenneth T. Hern and John S. Reiland.

Each member of the Compensation Committee is considered to be (1) “independent” under the currently applicable listing standards of the NYSE; (2) a “non-employee director” with the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended; and (3) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee on occasion meets with our Interim President and other executives to obtain recommendations with respect to our compensation programs, practices and packages for executives, other employees and directors. Although management makes recommendations to the Compensation Committee on executive compensation, the Compensation Committee is not bound by and does not always accept management’s recommendations. The Compensation Committee has historically sought input from an independent compensation consultant prior to making any final determinations. Our Interim President attends some of the Compensation Committee meetings, but the Compensation Committee also regularly holds executive sessions not attended by members of management or non-independent directors.

The Compensation Committee’s function is more fully described in its charter. The Compensation Committee will continue to review and assess the adequacy of the charter and recommend any proposed changes to the Board for approval on an annual basis. The Compensation Committee works with our Interim President to establish an agenda for each meeting of the Compensation Committee and to prepare meeting materials. Our Interim President, outside corporate counsel, and other members of our management and outside advisors may be invited to attend all or a portion of a Compensation Committee meeting depending on the nature of the matters to be discussed. Only members of the Compensation Committee vote on items before the Compensation Committee; however, the Compensation Committee and Board often solicit the advice of our Interim President on compensation matters, the compensation of other senior management and the other named executive officers.

On at least an annual basis, the Compensation Committee or our full Board approves all compensation and equity awards to our named executive officers, the managers of our business segments and the Board. Further, the Compensation Committee approves grants for other employees of the Company from time to time.

Our Compensation Committee may retain, at our expense, independent compensation consultants in the consideration of executive compensation matters. The Compensation Committee meets with the compensation consultants, both in and outside of the presence of our management, to review findings and recommendations regarding executive compensation and considers those findings and recommendations in determining and making adjustments to our executive compensation program. For the year ended December 31, 2008, the Compensation Committee retained BDO Seidman LLP (referred to herein as the “Compensation Consultant”) to assist it in fulfilling its responsibilities as assigned by the Chairman of the Compensation Committee. Under the direction of the Chairman of the Compensation Committee, the Compensation Consultant provided information regarding compensation trends in the energy services industry, relative compensation for similarly-situated executive officers in the industry, the structure of our cash and equity incentive awards and the structure of the compensation program for outside directors. At the Compensation Committee’s request, the Compensation Consultant worked with management to prepare materials for review by the Compensation Committee and made recommendations regarding the Compensation Committee’s calendar.

In 2009 the aggregate fees billed by Compensation Consultant for compensation consulting services were $23,325. In a separate one-time engagement, Compensation Consultant provided risk advisory services for which the Company paid $150,000.

Compensation Philosophy

We operate in a very competitive environment. Our principal competitors are more established providers of services in our industry and, because of their size, generally have more significant resources than we do. In order to successfully compete in this environment, we must be able to attract and retain highly skilled employees with well-developed management, operational and marketing skills. The Company has been successful in developing and retaining a highly-qualified management team by offering compensation that is equitable, reasonably competitive with what we believe they might earn elsewhere based on our understanding of market practices, and closely tied to performance through our annual salary review process, our annual cash bonus plan, and grants of stock options and restricted stock from our Equity Incentive Plan or “EIP”.

In general, our executive compensation programs are designed to achieve the following objectives:

•	Attract and retain talented and experienced executives with the skills necessary to run and grow our existing business segments;

•	Attract and retain talented and experienced executives who can grow our Company through acquisitions and the successful integration of those acquisitions;

•	Align the interests of our executive officers with those of stockholders to increase the value of our enterprise;

•	Motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	Demonstrate fairness among the executive management team by recognizing the contributions each executive makes to our success;

•	Provide accountability for the executives’ performance to the Board;

•	Encourage a shared commitment among executives by coordinating Company and individual business unit targets and objectives; and

•	Encourage executives to meet non-financial goals that the Board believes are necessary for the success of the Company.

As we endeavor to evaluate the adequacy of our overall executive compensation program, our Compensation Committee works with the Compensation Consultant to evaluate and compare certain elements of total compensation against a group of similar publicly traded energy services companies (the “Compensation Peer Group”). We benchmark each element of compensation (base salary, cash bonus incentive compensation and equity compensation), and decisions are made in the benchmarking against total compensation. The Compensation Consultant’s benchmark information is used to establish ranges for total compensation and the Company endeavors to establish each executive officer’s total compensation package at a level below the 75th percentile of the Compensation Peer Group.

We would prefer to define the market for our executive talent using a sizeable group of companies that are comparable in both size and line of business to us. However, there are not sufficient companies compare to us in size and line of business to comprise such a peer group. Therefore, as we evaluate the adequacy of our compensation programs, the Compensation Committee considers data in regard to our Compensation Peer Group and data from published survey sources as well as information from our directors, management and our Compensation Consultant based on their collective understanding of industry practices. The companies that comprised our Compensation Peer Group in 2009 included the following:

•	Allis-Chalmers Energy, Inc.

•	Basic Energy Services, Inc.

•	Bolt Technology Corporation

•	Carbo Ceramics, Inc.

•	CE Franklin, LTD.

•	Lufkin Industries, Inc.

•	Matrix Service Company

•	Natco Group, Inc.

•	Newpark Resources, Inc.

•	T-3 Energy Services, Inc.

•	Tesco Corporation

The Compensation Committee intends to continually monitor the composition of the Compensation Peer Group to assure that it continues to provide a useful representation of the market for leadership talent in which the Company competes.

Executive Officer Compensation

Principal Elements of Compensation of Our Named Executive Officers

Historically, the principal elements of the compensation package offered to our executive officers have consisted of:

•	Base salary;

•	Cash bonus incentive compensation under the terms of the Company’s annual incentive plan; and

•	Equity compensation generally in the form of stock option or restricted stock grants under the terms of our 2005 and 2007 Long Term Incentive Plans.

Some, but not all of our named executive officers participate in certain perquisite programs as described later in this discussion and all of our named executive officers participate in group insurance programs and our 401(k) Plan on the same basis as all other employees of the company.

Allocation of Compensation among the Principal Components

The Committee has not established formulas for allocating compensation between compensation elements. Rather the Compensation Committee reviews compensation structures at companies in our Compensation Peer Group, historical compensation for the participant, the participant’s responsibilities, the participant’s performance on both financial metrics and individual goals and objectives provided by the Committee, and the individual circumstances of its senior executives when determining the mix of base salary, cash bonus percentages, and annual equity awards to be paid or awarded to our senior executive officers. As a result, the Committee applies a different mix of base salary, cash bonus incentive compensation and equity compensation to different executive officer positions. However our historical practice has been to make executives’ overall compensation opportunity significantly contingent on operational performance.

Base Salary

We review base salaries for our Interim President and other executives annually to determine if a change is appropriate. In reviewing base salaries, we consider several factors including a comparison to base salaries paid for comparable positions in our Compensation Peer Group, the relationship among base salaries paid with our Company and individual experience and performance. Our intent is to fix base salaries at levels that we believe are consistent with our program design objectives, including the ability to attract, motivate and retain highly talented individuals in a competitive environment. Compensation for base salaries is generally set at the 50th percentile range of our Compensation Peer Group. For fiscal 2009, each executive officer received a base salary that was at or below the 50th percentile.

Interim President

Mr. Chisholm was appointed Interim President in August 2009. Mr. Chisholm is compensated under a Services Agreement that pays two entities controlled by Mr. Chisholm (the “Chisholm Companies”) as an independent contractor a total of $32,000 monthly as compensation for his services. In April 2010, we amended the services agreement , effective December 1, 2009, to increase these monthly payments to $42,000 as compensation for his services.

Former President and Chief Executive Officer

Mr. Dumas resigned as President and Chief Executive Officer in August 2009. Mr. Dumas had served as Chairman and Chief Executive Officer since 1998. No changes were made to Mr. Dumas’s compensation in 2009 prior to his resignation. Primarily based on market practice information provided by the Compensation Consultant, the Compensation Committee determined in August 2008 that Mr. Dumas’ annual salary was in line with the salaries being paid to chief executive officers in our Compensation Peer Group. Mr. Dumas’ annual salary for 2008, therefore, remained $450,000, as previously established by the Committee in July 2007. Mr. Dumas’s salary was increased to $450,000 in July 2007 from $360,000 as a result of increasing operational responsibilities stemming from multiple acquisitions, increasing shareholder relations obligations, the growth in market capitalization and a more competitive employment environment.

Executive Vice President, Business Development and Special Projects

Mr. Reeves was appointed Executive Vice President of Business Development and Special Projects on October 29, 2009. Mr. Reeves had served as Executive Vice President and Chief Operating Officer from May 2008 until his new appointment on October 29, 2009. No changes were made to Mr. Reeves’s compensation in 2009. The Compensation Committee increased Mr. Reeves’ salary in May 2008 from $200,000 to $275,000 in connection with his promotion to Executive Vice President and Chief Operating Officer. In setting the new base annual salary for Mr. Reeves, the Committee considered Mr. Reeves’ new position and responsibilities, information regarding compensation practices among companies in the Compensation Peer Group and the salaries of other key employees of the Company along with an informal evaluation of Mr. Reeves’ past performance and future potential.

Executive Vice President, Finance and Strategic Planning

Mr. Neyman was appointed Executive Vice President of Finance and Strategic Planning on October 29, 2009. Mr. Neyman had served as Senior Vice President and Chief Financial Officer from October 2008 until his new appointment on October 29, 2009, at which time his salary was increased to $250,000. The amount of the increase was based on Mr. Neyman’s new position and responsibilities, the Compensation Committee’s understanding of market practices in regard to compensation of similar positions among companies of our size, Mr. Neyman’s experience, his performance in previous roles with the Company and his key role in overseeing the Company’s financial operations.

Former Executive Vice President, Accounting and Reporting

Mr. Stanton served briefly in the role of Executive Vice President, Accounting and Reporting, and as principal accounting officer and principal financial officer of the Company. His salary was set at $225,000 upon his appointment as Chief Accounting Officer in May 2009 and was not subsequently adjusted.

2010 Base Salaries

In regard to 2010 salaries of the named executive officers, the Compensation Committee has reviewed the current status of the salary amounts in regard to overall market competitiveness, internal equity, personal performance and the current operating environment. Based on this review, the Compensation Committee has decided to defer any decisions regarding adjustments to salaries for named executive officers.

Annual Bonus Compensation

Under the terms of the 2009 Management Incentive Plan (“MIP”), named executive officers and other leadership employees had the opportunity to earn annual cash incentives based on the achievement of Company performance objectives, operating unit performance objectives (applicable to Mr. Reeves and other leadership employees assigned to operating units) and individual objectives. For executive officers, 75% of MIP compensation was to be earned by the Company’s performance on Company objectives including 2009 budget revenue, 2009 budget EBITDA, and 2009 budget fully diluted earnings per share (each equally weighted), and 25% was to be based on individual performance objectives.

For each goal, a threshold, target and challenge amount was defined. Performance below threshold on any measure resulted in no bonus amount contingent on that measure being paid. Performance at threshold resulted in 50% of the contingent amount being paid, while 100% and 120% of the contingent amounts were to be paid at target and challenge levels, respectively. Failure to achieve threshold on any one measure did not disqualify participants from earning bonuses based on performance on other measures.

The Company objectives were selected because, in the opinion of the Compensation Committee, success on these measures is vital to the ability of the Company to emerge successfully from one of the most difficult operating environments experienced in the energy services sector in decades. Because the operating environment in 2009 was expected to be so difficult, the Committee believed that the objectives would be difficult to achieve and considered target performance to be an extraordinary achievement.

The MIP provides that if the company’s performance exceeds the challenge level or if performance does not meet threshold levels, the Interim President may recommend for Compensation Committee approval of discretionary awards to those executives and other employees whose efforts contributed to positive results or mitigated negative results.

Performance objectives were not met in fiscal 2009 and as a result, no bonus payments were made to executive officers in 2009 under the 2009 MIP.

Interim President

Mr. Chisholm was scheduled to receive total compensation of $543,225 in 2009, comprised of equity compensation of $282,475, payments for his services of $174,200 pursuant to his services agreement with the Company and director fees received prior to his appointment as Interim President of the Company. Because the Company did not meet certain performance objectives in 2009, Mr. Chisholm did not receive a bonus.

Former President and Chief Executive Officer

Mr. Dumas was scheduled to receive total compensation of $1,193,366 in 2009, comprised of a base salary of $467,907, a targeted bonus and equity compensation. As described above, the targeted bonus is based on certain financial targets, including pre-tax income, achievement of the Company’s performance objectives and individual objectives. The Company did not meet its performance objectives in 2009 and as a result, Mr. Dumas did not receive a bonus. A 2008 discretionary bonus was approved by the Compensation Committee in December 2008. Mr. Dumas received Common Stock valued at $100,000 in December 2009 related to this 2008 discretionary bonus.

Executive Vice President, Business Development and Special Projects

Mr. Reeves was scheduled to receive total compensation of $755,791 in 2009, comprised of a base salary of $331,549, a targeted bonus and equity compensation. As described above, the targeted bonus is based on certain financial targets, including pre-tax income, achievement of the Company’s performance objectives and individual objectives. The Company did not meet its performance objectives in 2009 and as a result, Mr. Reeves did not receive a bonus. A 2008 discretionary bonus was approved by the Compensation Committee in December 2008. Mr. Reeves received Common Stock valued at $50,000 in December 2009 related to this 2008 discretionary bonus.

Executive Vice President, Finance and Strategic Planning

Mr. Neyman was scheduled to receive total compensation of $613,380 in 2009, comprised of a base salary of $240,656, a targeted bonus and equity compensation. As described above, the targeted bonus is based on certain financial targets, including pre-tax income, achievement of the Company’s performance objectives and individual objectives. The Company did not meet its performance objectives in 2009 and as a result, Mr. Neyman did not receive a bonus. A 2008 discretionary bonus was approved by the Compensation Committee in December 2008. Mr. Neyman received Common Stock valued at $20,000 in December 2009 related to this 2008 discretionary bonus.

Former Executive Vice President, Accounting and Reporting

Mr. Stanton was scheduled to receive total compensation of $289,274 in 2009, comprised of base salary of $117,065, a targeted bonus and equity compensation. Mr. Stanton received a $20,000 relocation allowance when he became an officer of the Company in 2009 and, as a result of his resignation from the Company at the end of 2009, he received no other amounts as bonus payments for 2009.

2010 Annual Bonus Compensation

In regard to 2010 bonuses for the named executive officers, the Compensation Committee has decided to defer any decisions regarding bonus payments or performance targets for named executive officers.

Equity Compensation

The historical practice of the Compensation Committee has been to grant restricted stock and/or options to attract, retain, motivate and reward employees and executive officers, and to encourage ownership in the Company. The grant value of awards is determined by the Compensation Committee based on its understanding of competitive practices, internal equity considerations, performance, and the potential of the employee. The Compensation Committee considers it important that the value inherent in the grant is sufficient to create a long-term incentive for the employee to remain with the Company and to focus on the strategic objectives that must be achieved in order to deliver an attractive return to stockholders.

Through 2009, such grants have consisted of incentive stock options, non-qualified stock options and restricted stock. Generally, the Compensation Committee has granted awards of stock options to our executive officers upon their appointment as executive officers or in annual grants made at the end of a fiscal year or shortly thereafter. The equity grants typically have vested over three or four years. Grants made to executive officers are shown in the 2009 Grants of Plan-Based Awards table.

One-half of the value of the equity grants awarded in 2009 took the form of restricted stock and one-half of the award values were comprised of non-qualified stock options. The value attributed to restricted shares is based on the closing price of Flotek shares on the date of grant, while the value attributed to stock options is based on the Black-Scholes value of the options on the date of grant.

In a departure from past practice, the Committee decided that for 2009 shares would vest over four years but no performance conditions would be attached to the 2009 restricted stock grants. This decision was made because, in the Compensation Committee’s opinion, the equity positions of named executive officers attained through prior awards have diminished in value to such a degree in the current operating environment that they do not currently represent a meaningful wealth accumulation opportunity and, thus, are of limited value in motivating performance on strategic goals or in retaining our named executive officers. Further, given the current operating environment, the Compensation Committee believes that it is difficult to set goals for a three-to-five year period.

The option portion of the 2009 equity grant also vests evenly over four years. Grants to Messrs. Dumas, Reeves and Neyman provide for accelerated vesting in the event of the recipient’s death or a change in control of the Company as defined under potential payments upon Termination of Employment or Change in Control. Grants to all other employees provide for accelerated vesting in the event of the recipient’s death.

On February 16, 2009, the Compensation Committee approved equity grants to named executive officers as follows: Mr. Dumas received 107,575 shares of restricted stock and options to purchase 200,000 shares of Common Stock at $2.51 per share; Mr. Reeves received 43,828 shares of restricted stock and options to purchase 81,484 shares of Common Stock at $2.51 per share; and Mr. Neyman received 31,876 shares of restricted stock and options to purchase 59,260 shares of Common Stock at $2.51 per share. The equity compensation element of total compensation is established as a percentage of revenue, consistent with the 50% benchmark or below of the Compensation Peer Group. Retention was a key consideration for the February 16, 2009 equity grants and individual performance objectives were not considered in connection with such grants.

On April 27, 2009, the Compensation Committee approved the equity grant to Mr. Stanton of 5,556 shares of restricted stock and options to purchase 25,424 shares of Common Stock at $2.16 per share.

On August 11, 2009, in connection to Mr. Neyman’s employment contact (described below), Mr. Neyman received an equity grant of options to purchase 150,000 shares of Common Stock at $2.30 per share.

On December 22, 2009, the Compensation Committee approved the equity grant to Mr. Chisholm of options to purchase 400,000 shares of Common Stock at $1.02 per share.

All stock-based payments awarded by the Compensation Committee have been reflected in our consolidated financial statements based on the applicable accounting guidance in Accounting Standards Codification (“ASC”) Topic 718, “Compensation—Stock Compensation.” Our long-term incentive plans permit equity grants in the form of stock options, restricted stock and certain other incentive awards. To date, we have only awarded stock options and restricted stock under our long-term incentive plans. Costs resulting from all stock-based payment transactions are recognized in the financial statements based on a fair value measurement method. We use the Black-Scholes option-pricing model to estimate the award’s grant-date fair value, and recognize compensation expense on a straight-line basis over the vesting period.

2010 Equity Compensation

In regard to 2010 equity compensation for the named executive officers, the Compensation Committee has decided to defer any decisions regarding equity compensation for named executive officers.

Employment and Separation Agreements

Jerry D. Dumas-Retirement Agreement

In 2009 Jerry D. Dumas, Sr., Chairman of the Board, Chief Executive Officer and President of the Company, informed the Company that he will be retiring from such positions. The Company entered into a Retirement Agreement with Mr. Dumas on August 11, 2009 which sets forth the terms pursuant to which Mr. Dumas will step down as an officer of the Company and assist in the transition of his duties to his successor.

Pursuant to this Retirement Agreement, the Company and Mr. Dumas have agreed that: (i) Mr. Dumas would remain as Chief Executive Officer and President of the Company until the earlier of the date of the election of his replacement or January 1, 2010, (ii) Mr. Dumas will remain as a director of the Company until the Company’s 2010 annual stockholders’ meeting, (iii) Mr. Dumas will remain as an employee of the Company through June 30, 2010, (iv) Mr. Dumas will agree to perform throughout the term of his employment such duties as shall be assigned to him by the Board, which duties will not exceed the scope of the responsibilities of the Chief Executive Officer or President of the Company, and (v) Mr. Dumas will agree to assist in the transition of his duties as the Chief Executive Officer and President of the Company to his successor for three months after any such successor is elected.

The Company has agreed pursuant to the Retirement Agreement to: (i) pay to Mr. Dumas his annual salary of $450,000 through June 30, 2010, (ii) pay Mr. Dumas a one-time payment of $225,000 on June 30, 2010, and (iii) accelerate the vesting of any of Mr. Dumas’ unvested equity awards on June 30, 2010.

The Retirement Agreement provides generally for the release by Mr. Dumas and the Company of each other against all claims, known or unknown. The vesting of Mr. Dumas’ equity awards and the payment of certain compensation to Mr. Dumas pursuant to the Retirement Agreement are contingent on his employment not being terminated for cause.

Jesse E. Neyman-Employment Agreement

On August 11, 2009, the Company and Mr. Neyman, entered into an Employment Agreement pursuant to which Mr. Neyman would serve as Chief Financial Officer of the Company.

The Employment Agreement (i) provides for a term of employment until the earlier of (1) Mr. Neyman’s resignation with or without Good Reason (as defined in the Employment Agreement) or Mr. Neyman’s death or disability or (2) termination by the Company with or without Cause (as defined in the Employment Agreement); (ii) provides that, upon termination of Mr. Neyman’s employment by the Company without Cause or by Mr. Neyman for Good Reason and subject to the satisfaction of certain other specified conditions, including the execution of a release agreement, Mr. Neyman will be entitled to receive (1) a lump sum payment in an amount equal to one-half of the sum of his annual base salary and target bonus, payable at the end of the month following execution of a release agreement, (2) monthly payments in an amount equal to one-twelfth of the sum of his annual base salary and target bonus, payable for 13 months following execution of a release agreement, (3) a lump sum payment in an amount equal to five-twelfths of the sum of his annual base salary and target bonus, payable at the end of the fifteenth month following execution of a release agreement, and (4) coverage at the Company’s expense under the employee health insurance plan for a period of 24 months following execution of a release agreement; and (iii) contains certain non-solicitation and non-compete restrictions for a period of 24 months following the date of termination of employment with the Company.

Pursuant to the Employment Agreement, Mr. Neyman earns an annualized base salary of $250,000. Additionally, Mr. Neyman will be entitled to a bonus payment of $75,000 if he does not resign from his employment with the Company and has not been terminated by the Company for Cause prior to the earlier of the date of the appointment of a new chief executive officer on a basis which is not an interim basis or December 31, 2009. Furthermore, Mr. Neyman also received a grant of stock options for 150,000 shares that would vest over four years pursuant to the Company’s Long Term Incentive Plan. Such awards will automatically vest upon a change of control of the Company. In addition to the foregoing, Mr. Neyman would be entitled to certain other perquisites, including annual bonuses in accordance with the Company’s management incentive plan with a target bonus of $125,000 for each of the 2009 and 2010 fiscal years and reimbursement for reasonable expenses.

John W. Chisholm-Services Agreement

In connection with, and effective upon, the announced retirement of Mr. Dumas, the Company elected John W. Chisholm as Interim President. Mr. Chisholm is currently a member of the Company’s Board of Directors. In connection with providing his services as interim President during the Company’s search for a new Chief Executive Officer, the Company and two companies controlled by Mr. Chisholm entered into a Service Agreement, dated as of August 11, 2009, pursuant to which such companies will provide the services of Mr. Chisholm to the Company as interim President. The agreement is terminable by either party upon 30 days’ written notice, and will terminate immediately upon the Company’s election of a new Chief Executive Officer. The agreement provided that the Company would pay an aggregate of $32,000 per month as consideration for the provision of Mr. Chisholm’s services. The agreement was amended in April 2010 to increase Mr. Chisholm’s compensation to $42,000 per month, effective December 1, 2009.

Scott Stanton-Employment Agreement

On September 11, 2009, Flotek Industries, Inc. (the “Company”) and Scott Stanton, Chief Accounting Officer, entered into an Employment Agreement (the “Employment Agreement”) pursuant to which Mr. Stanton will continue to serve as Chief Accounting Officer of the Company.

The Employment Agreement, effective September 1, 2009, provided for a term of employment until the earlier of (i) Mr. Stanton’s resignation with or without Good Reason (as defined in the Employment Agreement) or Mr. Stanton’s death or disability or (ii) termination by the Company with or without Cause (as defined in the Employment Agreement). Upon termination of Mr. Stanton’s employment by the Company without Cause or by Mr. Stanton with Good Reason and subject to the satisfaction of certain other specified conditions, including the execution and effectiveness of a severance and release agreement, Mr. Stanton would be entitled to receive (i) his base salary payable in accordance with the Company’s general payroll practices for a period of 12 months following the termination date (as adjusted from time to time, the “Severance Period”) , (ii) coverage at the Company’s expense under the employee health insurance plan for a period equal to the lesser of (A) the Severance Period or (B) the maximum time period permitted under COBRA, and (iii) the payment of the remaining amount of any deferred compensation pursuant to the Company’s compensation deferral policy, payable in full within 10 days following the execution and delivery of a release agreement. The Employment Agreement also contained certain non-solicitation and non-compete restrictions for a period equal to the Severance Period.

Pursuant to the Employment Agreement, Mr. Stanton annualized base salary was $225,000. During Mr. Stanton’s employment with the Company, he was to be entitled to participate in all of the Company’s employee benefit programs for which employees of the Company are generally eligible. In addition to the foregoing, Mr. Stanton would be entitled to certain other perquisites, including annual bonuses in accordance with the Company’s management incentive plan, with a target bonus of $67,500 for each of the 2009 and 2010 fiscal years, reimbursement for reasonable expenses and vacations as permitted by Company policy.

Mr. Stanton was appointed the Company’s principal financial officer on October 29, 2009 and resigned on November 5, 2009. No compensation was paid to Mr. Stanton in connection with his termination of employment from the Company. Mr. Stanton has claimed he is entitled to severance under the terms of his Employment Agreement with the Company. The Company does not believe Mr. Stanton is entitled to any severance and intends to vigorously defend these claims.

Equity Retention Grant

In February 2009, the Compensation Committee approved a retention grant of 60,000 shares of restricted stock to Mr. Reeves. The restricted stock grant vests over a five year period as follows: (i) 5,000 shares vest on the first anniversary of the grant; (ii) 5,000 shares vest on the second anniversary of the grant; (iii) 10,000 shares vest on the third anniversary of the grant; (iv) 20,000 shares vest on the fourth anniversary of the grant; and (v) 20,000 shares vest on the fifth anniversary of the grant. The purpose of the equity grant was to incentivize Mr. Reeves to remain in a long-term management role with the Company.

Other Benefits

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, including medical, dental & vision care programs, Company-paid accidental death, dismemberment & life insurance, and Flotek’s 401(k) plan, on the same basis as other employees. During the first quarter of 2009, we provided a matching contribution on employee contributions of up to 4% of eligible compensation subject to by statutory limits. Effective in April 2009 we suspended such matching contributions. Other than the 401(k) plan we do not offer pension or retirement benefits. Our international employees may have slightly different employee benefit plans than those we offer domestically, typically as a result of legal requirements of any specific country.

Perquisites

The perquisites received by each senior executive are determined by past practices. The specific perquisites available to some of our named executives include:

•	Messrs. Dumas and Reeves have the use of a Company-owned vehicle.

•	A country club membership in Mr. Dumas’ name that is primarily used for marketing purposes by our operating units.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee is aware of the provisions of Section 162(m) of the Internal Revenue Code which provides that the Company may not deduct for federal income tax purposes annual compensation in excess of $1 million paid to certain employees. Performance-based compensation paid pursuant to shareholder-approved plans such as our 2007 Long-Term Incentive Plan is not subject to the deduction limit as long as such compensation is approved by “outside directors” within the meaning of Section 162(m) of the Code.

The Compensation Committee makes every reasonable effort to structure and administer executive compensation opportunities so that compensation will not be subject to the Section 162 (m) deduction limit. However, the Compensation Committee may from time to time approve payments that cannot be deducted in order to maintain flexibility in structuring appropriate compensation opportunities in the interest of shareholders.

Accounting for Stock-Based Compensation

Flotek Industries accounts for stock-based payments in accordance with the requirements of Accounting Standards Codification (ASC) Topic 718. Under this accounting pronouncement, Flotek Industries is required to value unvested stock options granted under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period. Flotek Industries considers the expenses associated with the grant of options and other long-term incentive awards in granting such awards.

Section 409A

To the extent we permit executives to defer compensation or we commit to deliver compensation at a later date than when earned and vested, we make every attempt to meet the requirements of Section 409A of the Internal Revenue Code. Failure to satisfy the Section  409A requirements could subject the executives receiving deferred compensation to a 20% excise tax.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Richard O. Wilson, Chairman

Kenneth T. Hern

John S. Reiland

April 30, 2010

Summary Compensation Table

The following table sets forth information regarding compensation earned in or with respect to our fiscal years 2009, 2008 and 2007 by:

•	each person who served as our principal executive officer in 2009, 2008 and 2007;

•	each person who served as our principal financial officer in 2009, 2008 and 2007;

•	our three most highly compensated executive officers, other than our chief executive officer and chief financial officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Restricted Stock ($)(2)	Stock Options ($)(3)	All Other Compensation ($)(4)	Total ($)
John W. Chisholm – Interim President	2009	–	–	36,003	246,472	260,750	543,225

Jerry D. Dumas, Sr. – Chairman of the Board and Former President and Chief Executive Officer	2009	467,907	169,481	270,006	270,170	15,802	1,193,366
	2008	450,000	–	1,292,439	304,450	57,923	2,104,812
	2007	395,192	230,704	636,250	434,973	62,802	1,759,412

Steven A. Reeves – Executive Vice President, Business Development and Special Projects	2009	331,549	50,000	260,608	110,073	3,561	755,791
	2008	243,461	–	35,719	34,556	13,813	327,549
	2007	175,000	20,000	17,352	18,559	1,184	232,095

Jesse E. Neyman – Executive Vice President, Finance and Strategic Planning	2009	240,656	20,000	80,009	270,561	2,154	613,380
	2008	180,961	–	10,692	9,273	8,081	209,007
	2007	149,038	14,307	3,473	3,712	–	170,530

Scott Stanton – Former Executive Vice President, Accounting and Reporting May – November 2009	2009	117,065	20,000	12,001	30,013	110,195	289,274

(*)	The Company does not have any executive officers other than the Interim President; former Chief Executive Officer; Executive Vice President, Business Development and Special Projects; Executive Vice President, Finance and Strategic Planning; and former Executive Vice President, Accounting and Reporting.
(1)	Messrs Dumas, Reeves and Neyman received 98,039, 49,020 and 19,608, shares of Common Stock, pursuant to our 2007 Long Term Incentive Plan, as a bonus for 2008 performance with a value of $1.02/share. Mr. Stanton received a signing bonus.
(2)	Represents the amounts recognized for financial reporting purposes in accordance with ASC Topic 718 for the year ended December 31, 2009, related to restricted stock awards made pursuant to our 2007 Long Term Incentive Plan. These amounts include awards granted during fiscal 2009 and reflect the proportionate amount of compensation for fiscal 2009 based on the vesting terms of the awards and the fair value of the awards on the date of grant. The restricted stock awards are expensed over a vesting period for each respective grant. The grant date fair value of the restricted stock awards granted to Messrs. Chisholm, Dumas, Reeves and Neyman on February 16 and Mr. Stanton on April 27, 2009 as determined pursuant to ASC Topic 718, was $2.51 and $2.16 per share, respectively. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for a description of the ASC Topic 718 valuation.
(3)

Represents the amounts recognized for financial reporting purposes in accordance with ASC Topic 718 for the year ended December 31, 2009, related to stock options granted pursuant to our 2007 Long Term

Incentive Plan. These amounts include stock options granted during fiscal 2009 and reflect the proportionate amount of compensation for fiscal 2009 based on the vesting terms of the awards and the fair value of the awards on the date of grant. The grant date fair value of the stock option awards granted to Messrs. Chisholm, Dumas, Reeves and Neyman on February 16, Mr. Stanton on April 27 and Mr. Neyman on August 11, 2009, as determined pursuant to ASC Topic 718, was $1.35, $1.18 and $1.27 per share, respectively. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for a description of the ASC Topic 718 valuation.

(4)	The expenses for all Company provided vehicles were determined through averaging the FMV, odometer reading and estimated percentage personal use. The following table details “All Other Compensation”:

Name and Principal Position		Company Provided Vehicle	Country Club	Company Match 401 (k)	Severance Agreement	Services and Consulting Contracts (a)	Non- employee Director Fees (b)	All Other Compensation
John W. Chisholm – Interim President	2009	–	–	–	–	174,200	86,550	260,750

Jerry D. Dumas, Sr. – Chairman of the Board and Former President and Chief Executive Officer	2009	600	10,356	4,846	–	–	–	15,802
	2008	22,608	26,115	9,200	–	–	–	57,923
	2007	22,608	24,813	–	–	–	–	62,802

Steven A. Reeves – Executive Vice President, Business Development and Special Projects	2009	600	–	2,961	–	–	–	3,561
	2008	4,613	–	9,200	–	–	–	13,813
	2007	–	–	1,184	–	–	–	1,184

Jesse E. Neyman – Executive Vice President, Finance and Strategic Planning	2009	–	–	2,154	–	–	–	2,154
	2008	–	–	8,081	–	–	–	8,081
	2007	–	–	–	–	–	–	–

Scott Stanton – Former Executive Vice President, Accounting and Reporting	2009	–	–	–	–	110,195	–	110,195

(a)	Mr. Chisholm received $174,200 in 2009 related to his services contract with the Company. Mr. Stanton received $110,195 in 2009 related to the consulting service he provided prior to employment with the Company.
(b)	Mr. Chisholm received, prior to election as Interim President, $86,550 in Board of Directors fees. The fees consisted of $28,750 Board retainer, $10,000 committee chair retainer and $47,800 meeting fees.

Equity-Related Compensation

The following table discloses the number of restricted stock awards and stock options granted during the fiscal year ended December 31, 2009, to each named executive officer, including the grant date fair value of these awards.

2009 Grants of Plan Based Awards

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#) (1)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(2)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
John W. Chisholm	2/16/09	–	–	–	–	–	–	14,344	26,668	2.51	72,027
	12/22/09	–	–	–	–	–	–	–	400,000	1.02	210,448

Jerry D. Dumas, Sr.	2/16/09	–	–	–	–	–	–	107,572	200,000	2.51	540,176
	12/22/09	–	–	–	–	–	–	98,040	–		100,001

Steven A. Reeves	2/16/09	–	–	–	–	–	–	103,828	81,484	2.51	370,681
	12/22/09	–	–	–	–	–	–	49,020			50,000

Jesse E. Neyman	2/16/09	–	–	–	–	–	–	31,876	59,260	2.51	160,060
	8/11/09	–	–	–	–	–	–	–	150,000	2.30	190,510
	12/22/09	–	–	–	–	–	–	19,608			20,000

Scott D. Stanton	4/27/09	–	–	–	–	–	–	5,556	25,424	2.16	35,571

(1)	This column reports the number of shares purchasable upon exercise of stock options granted under the 2007 Long-Term Incentive Plan to each of the named executive officers on February 16, 2009. The February 16, 2009 and April 27, 2009 stock options vest 1/4 on each anniversary of the grant date over a four-year period, assuming the named executive officer is still actively employed by the Company on each vesting date.
(2)	This column reports the grant date fair value of each equity award granted in 2009 computed in accordance with ASC Topic 718.

The following table provides information relating to outstanding equity-based awards held by each named executive officer as of December 31, 2009.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of securities underlying unexercised options exercisable (#)(1)		Number of securities underlying unexercised options unexercisable (#)		Equity Incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(5)
John W. Chisholm	332	(14)	–		–	2.30	12/22/2014	–	–	–	–
	20,000	(15)	–		–	9.40	12/21/2015	–	–	–	–
	–		400,000	(16)	–	1.02	12/22/2019	–	–	–	–
	3,900	(17)	3,900	(17)	–	22.37	5/17/2013	1,600	2,144	–	–
	1,157	(9)	3,471	(9)	–	22.75	3/27/2014	1,320	1,769	–	–
	–		26,668	(18)	–	2.51	2/15/2015	14,344	19,221	–	–

Jerry D. Dumas, Sr.	130,279	(6)	–		–	0.85	9/20/2014	–	–	–	–
	66,940	(7)	–		–	2.13	12/9/2014	–	–	–	–
	13,587	(8)	40,761	(8)	–	13.81	3/12/2013	–	–	–	–
	66,600	(11)	–		–	22.37	5/17/2013	–	–	–	–
	6,944	(9)	20,832	(9)	–	22.75	3/27/2014	–	–	–	–
	–		200,000	(18)	–	2.51	2/15/2015	108,000	144,720	11,112	14,890
	–		–		–	–	–	–	–	7,917	10,609
	–		–		–	–	–	–	–	107,572	144,146

Steven A. Reeves	7,674	(8)	7,674	(8)	–	13.81	3/12/2014	–	–	–	–
	2,170	(9)	6,510	(9)	–	22.75	3/27/2014	–	–	–	–
	1,931	(10)	5,793	(10)	–	22.75	8/8/2014	–	–	–	–
	–		81,484	(18)	–	2.51	2/15/2015	–	–	3,139	4,206
	–		–		–	–	–	–	–	2,475	3,317
	–		–		–	–	–	–	–	2,202	2,951
	–		–		–	–	–	–	–	43,828	58,730

Jesse E. Neyman	1,536	(8)	1,536	(8)	–	13.81	3/12/2013	–	–	–	–
	1,446	(9)	4,338	(9)	–	22.75	3/27/2014	–	–	–	–
	–		59,260	(18)	–	2.51	2/15/2015	–	–	628	2,374
	–		150,000	(12)	–	2.30	8/10/2015	–	–	1,650	5,544
	–		–		–	–	–	–	–	31,876	42,714

Scott D. Stanton(13)	–		–		–	–	–	–	–	–	–

(1)	On December 22, 2005, the Compensation Committee, on behalf of the Board, approved the acceleration of the vesting of all previously unvested stock options granted under the 2003 and 2005 Long Term Incentive Plans.
(2)	The numbers in this column reflect the total number of unvested shares of restricted stock granted on July 24, 2007 to Mr. Dumas. The grant of 180,000 vest 20% on each anniversary date of the grant.
(3)	The dollar value of the unvested shares of restricted stock reported in the preceding column valued at the closing price of Flotek’s Common Stock on December 31, 2009 ($1.34 per share).
(4)	The numbers in this column reflect the total number of unvested performance shares, at target level of performance, granted on March 13, 2007. The payout, if any, will occur at one-fourth each anniversary of the date of the grant.
(5)	The dollar value of the unvested performance shares of restricted stock reported in the preceding column valued at the closing price of Flotek’s Common Stock on December 31, 2009 ($1.34 per share).
(6)	These stock options vested in four equal annual installments beginning on September 20, 2005. The remaining three installments vested on December 22, 2005 (See (1)).

(7)	These stock options vested in four equal annual installments beginning on December 10, 2005. The remaining three installments vested on December 22, 2005 (See (1)).
(8)	These stock options vest in four equal annual installments beginning on March 13, 2008.
(9)	These stock options will vest in four equal annual installments beginning on March 28, 2009.
(10)	These stock options will vest in four equal annual installments beginning on August 8, 2009.
(11)	These stock options was fully vested on May 18, 2008.
(12)	These stock options will vest in four equal annual installments beginning on August 11, 2009.
(13)	Mr. Stanton terminated employment on November 5, 2009.
(14)	These stock options vested in four equal annual installments beginning December 22, 2005. The remaining three installments vested on December 22, 2005 (See (1)).
(15)	These stock options vested immediately beginning December 22, 2005 (See (1)).
(16)	These stock options will fully vest on June 30, 2010.
(17)	These stock options will vest in four equal installments beginning May 17, 2008.
(18)	These stock options will vest in four equal installments beginning February 16, 2010.

The following table sets forth certain information regarding the value realized upon the exercise of stock options and upon the vesting of restricted stock awards by each of the named executive officers during the fiscal year ended December 31, 2009.

Option Exercises and Stock Vested

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
John W. Chisholm	–	–	1,240	2,402
Jerry D. Dumas, Sr.	–	–	134,040	166,540
Steven A. Reeves	–	–	49,020	48,530
Jesse E. Neyman	–	–	19,608	19,412
Scott D. Stanton (1)	–	–	–	–

(1)	Mr. Stanton terminated employment with the Company on November 5, 2009.

Potential Payments upon Termination of Employment or Change in Control

The following table describes the circumstances that will trigger acceleration of vesting of certain stock options and restricted stock grants awarded to Mr. Dumas and Mr. Reeves and quantifies the value of the stock options or restricted stock grants the vesting of which would have accelerated upon the occurrence of the specified events, assuming that such event had occurred on December 31, 2009 and based on the closing price on our Common Stock on that date ($1.34).

Name	Change in Control ($)	Death or Permanent Disability ($)	Termination Without Cause ($)	Termination for Good Reason ($)
John W. Chisholm
Restricted Stock	1,231,389	288,866	–	–
Stock Options	576,386	536,000	–	–

Total	1,807,775	824,866	–	–

Jerry D. Dumas, Sr.
Restricted Stock	314,365	288,866	144,720	144,720
Stock Options	332,328	268,000	–	–

Total	646,693	556,866	144,720	144,720

Steven A. Reeves
Restricted Stock	142,080	80,400	80,400	80,400
Stock Options	116,951	109,189	–	–

Total	259,031	189,589	80,400	80,400

Jesse E. Neyman
Restricted Stock	42,714	42,714	–	–
Stock Options	206,813	201,000	201,000	201,000

Total	249,527	243,714	201,000	201,000

For purposes of awards under our long-term incentive plans, “Change-in-Control” of the Company means the first to occur of the following events:

(i) Any person (subject to certain exceptions)) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) During any period of one (1) year, individuals who at the beginning of such period constitute the Board (and any new Director whose election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof;

(iii) (A) The sale or disposition of all or substantially all the Company’s assets, or (B) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

For purposes of awards under our long-term incentive plans, “Cause” means the termination of an employee for any of the following reasons, as determined by the Compensation Committee:

(i) An employee willfully fails to substantially perform the employee’s duties (other than any such failure resulting from the employee’s total and permanent disability) after a written demand for substantial performance has been delivered by the Company to the employee that specifically identifies the manner in which the Corporation believes that the employee has not substantially performed the employee’s duties, and the employee fails to remedy such failure within ten (10) calendar days after receiving such notice;

(ii) An employee is convicted (by trial, plea of guilty or plea of nolo contendere) for committing an act of fraud, embezzlement, theft, or other act constituting a felony;

(iii) An employee willfully engages in gross misconduct or willfully violates a Company or a subsidiary policy which is materially and demonstrably injurious to the Company and/or a subsidiary after a written demand to cease such misconduct or violation has been delivered by the Company to the employee that specifically identifies the manner in which the Company believes that the employee has violated this Paragraph (iv), and the employee fails to cease such misconduct or violation and remedy any injury suffered by the Company or the subsidiary as a result thereof within thirty (30) calendar days after receiving such notice. However, no act or failure to act, on the employee’s part shall be considered “willful” unless done, or omitted to be done, by the employee not in good faith and without reasonable belief that the employee’s action or omission was in the best interest of the Company or the subsidiary; or

(iv) An employee commits a material breach of any noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement.

Director Compensation

Compensation of non-employee directors is determined by the Board based upon recommendations prepared by the Compensation Committee. Effective February 2009, each non-employee director was paid an annual retainer of $30,000 and received $1,800 for each meeting of the board attended and $900 for each committee meeting attended. The Chairman of the Audit Committee is paid an annual retainer of $20,000, the Chairman of the Compensation Committee is paid an annual retainer of $15,000, and the Chairman of the Corporate Governance and Nominating Committee and the Chair of the Strategic Planning Committee are paid annual retainers of $10,000. All directors are reimbursed for reasonable expenses incurred in connection with their service on our Board.

In 2009, outside directors who served on our Board of Directors for a full year received a grant of stock options with a fair value on the date of grant of approximately $36,000 and a grant of restricted stock also valued at approximately $36,000. Outside directors who joined the board during the year received a grant that was adjusted to reflect the portion of the year that they served as directors. Stock options granted to outside directors vest ratably over a period of four years and have a term of six years. Restricted stock granted to outside directors vests ratably over four years.

The following table details the compensation in 2009 of the non-employee directors. On February 16, 2009, Messrs. Chisholm, Massey, McMahon Pittman, Stewart, Wilson and Ziegler were each granted 14,344 restricted stock awards and options to purchase 26,668 shares of stock. On February 19, 2010 Messrs. Hern, Reiland and Wilson were each granted 15,664 restricted stock awards.

Name	Fees ($)(1)	Restricted Stock Awards ($)(2)(3)	Options ($)(4)	All Other Compensation ($)	Total ($)
James R. Massey (5)	101,300	36,003	36,024	–	173,327
Kevin G. McMahon (5)	110,108	36,003	36,024	–	182,135
Gary M. Pittman (5)	35,775	36,003	36,024	–	107,802
Barry E. Stewart (5)	104,304	36,003	36,024	–	176,331
Richard O. Wilson	87,537	36,003	36,024	–	159,564
William R. Ziegler (5)	22,041	36,003	36,024	–	94,068
John S. Reiland	8,225	–	–	–	8,225
Kenneth T. Hern	7,900	–	–	–	7,900

(1)	Represents non-employee director’s fees earned or paid in cash in 2009:

	Board Retainer ($)	Committee Chair Retainer ($)	Meeting Fees ($)	Total ($)
James R. Massey	25,250	9,750	66,300	101,300
Kevin G. McMahon	25,625	17,083	67,400	110,108
Gary M. Pittman	12,475	–	23,300	35,775
Barry E. Stewart	24,625	12,312	67,367	104,304
Richard O. Wilson	26,500	2,000	59,037	87,537
William R. Ziegler	9,500	2,041	10,500	22,041
John S. Reiland	1,575	1,250	5,400	8,225
Kenneth T. Hern	1,875	625	5,400	7,900

(2)	Represents the amounts recognized for financial reporting purposes in accordance with the ASC Topic 718 for the year ended December 31, 2009, related to restricted stock awards made pursuant to our 2007 Long Term Incentive Plan. These amounts include awards granted during the 2009 fiscal year and reflect the proportionate amount of compensation for the 2009 fiscal year based on the vesting terms of the awards and the fair value of the awards on the date of grant. The awards are expensed over a four-year period. The grant date fair value of the restricted stock awards granted during 2009, as determined pursuant to ASC Topic 718, was $2.51 per share for Messrs. Massey, McMahon Pittman, Stewart, Wilson and Ziegler. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for a description of the ASC Topic 718 valuation.
(3)	Represents the aggregate number of restricted stock awards outstanding at December 31, 2009, and the grant date fair value of such awards.
(4)	Represents the amounts recognized for financial reporting purposes in accordance with ASC Topic 718 for the year ended December 31, 2009, related to stock options granted pursuant to our 2005 Long Term Incentive Plan. These amounts include stock options granted during fiscal 2009 and reflect the proportionate amount of compensation for fiscal 2009 based on the vesting terms of the awards and the fair value of the awards on the date of grant. The grant date fair value of the stock options granted during 2009, as determined pursuant to ASC Topic 718, was $1.35 per share for Messrs. Massey, McMahon Pittman, Stewart, Wilson and Ziegler. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for a description of the ASC Topic 718 valuation.
(5)	Mr. Ziegler and Mr. Pittman resigned as a director in March 2009. Mr. Massey resigned as a director in October 2009; and Messrs. Stewart and McMahon resigned as a director in November 2009.

PROPOSAL 2: APPROVAL OF 2010 LONG TERM INCENTIVE PLAN

We are asking stockholders to approve the adoption of the Flotek Industries, Inc. 2010 Long-Term Incentive Plan (the “New Plan”), the material terms of which are more fully described below. Our Board of Directors approved the New Plan on April 28, 2010, subject to the stockholder approval solicited by this Proxy Statement. The purpose of the New Plan is to assist us in attracting, retaining and motivating employees, officers, directors and service providers by rewarding, and providing financial incentives for, individual performance. Additionally, the New Plan allows us to offer our employees, officers, directors and service providers the opportunity to acquire and increase their proprietary interest in the Company, thereby more closely aligning their interests with those of our stockholders.

We currently have grants outstanding under the 2003 Long-Term Incentive Plan, 2005 Long-Term Incentive Plan and 2007 Long-Term Incentive Plan (collectively, the “Existing Plans”), which will remain in effect in accordance with their terms, and we will continue to grant awards under the Existing Plans. As of June 8, 2010, there were approximately 300,000 shares authorized, but not subject to outstanding awards, under the Existing Plans. The Existing Plans will remain in place for purposes of governing current outstanding awards and any additional grants made pursuant to the Existing Plans.

The following summary of the material features of the New Plan is qualified in its entirety by reference to the full text of the New Plan, which is incorporated herein by reference to Appendix A to this Proxy Statement.

Description of the New Plan

Eligibility and Available Awards

The New Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, “stock options”), restricted stock, restricted stock units, stock appreciation rights, phantom stock, and other stock or performance based awards (each, an “Award”). All employees, non-employee directors and service providers of the Company or any affiliate (as defined in the New Plan) of the Company are eligible to receive grants of Awards under the New Plan. However, incentive stock options may be granted only to employees. Further, non-qualified stock options and stock appreciation rights may only be granted to employees, non-employee directors and service providers of the Company or entities in a chain of corporations in which the Company has a controlling interest. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Compensation Committee. It is currently expected that all of our employees will participate in the New Plan, along with five non-employee directors who serve on the Company’s Board of Directors.

Administration

The New Plan will be administered by the Compensation Committee of our Board of Directors, unless the Board of Directors appoints another committee for such purpose. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Compensation Committee, must be ratified by the Board of Directors.

Subject to the provisions of the New Plan, the Compensation Committee will (i) select the eligible individuals to whom Awards may be granted; (ii) determine the type, amount, terms, restrictions and conditions of Awards; (iii) determine the time or times at which Awards shall be granted and the number of shares of common stock subject to each Award; (iv) interpret the New Plan and all Awards under the New Plan; (v) make, amend and rescind such rules as it deems necessary for the proper administration of the New Plan; (vi) make all other determinations necessary or advisable for the administration of the New Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the New Plan or in any Award under the New Plan in the manner and to the extent that it deems desirable to effectuate the New Plan; (viii) determine the fair market value of shares of common stock; (ix) approve one or more forms of Award agreement; (x) determine whether an

Award will be settled in shares of common stock, cash, or in any combination thereof; (xi) accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a participant’s termination of service; and (xii) prescribe, amend or rescind rules, guidelines and policies relating to the New Plan, or adopt sub-plans or supplements to, or alternative versions of, the New Plan, including with limitation, as the Compensation Committee deems necessary or desirable to comply with the laws of, or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, any foreign jurisdiction whose citizens may be granted Awards. Any action taken or determination made by the Compensation Committee or the Board of Directors pursuant to the New Plan will be binding on all parties. No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the New Plan or an Award granted thereunder.

Our Board of Directors may amend, suspend or terminate the New Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the New Plan, in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the New Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company’s stock may be listed.

Stock Available for Issuance

The maximum number of shares of common stock that may be issued under the New Plan is 4,000,000 shares, subject to adjustment as provided in the New Plan.

Each share of common stock that is the subject of an Award granted under the New Plan may be made available from authorized but unissued shares, treasury stock or shares of common stock acquired in the open market. No fractional shares shall be issued under the New Plan. Each share of common stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the New Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of common stock remaining available for an Award under the maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of common stock (i) not issued and that cease to be issuable for any reason, including, but not limited to, forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the exercise price of any stock option, (iii) tendered to, or withheld by, us to satisfy tax withholding or other obligations, and/or (iv) repurchased by us, whether with stock option proceeds or otherwise.

Award Limits

The maximum number of shares of common stock that may be issued under the New Plan pursuant to an exercise of incentive stock options is 4,000,000 shares. The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the New Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of common stock which may be subject to Awards of restricted stock made to any one participant pursuant to the New Plan in any calendar year shall be 500,000 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to

Awards of phantom stock under the New Plan shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock or performance based awards under the New Plan, (i) if the compensation under the other stock or performance based awards is denominated under the award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock, shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements of Section 162(m) of the Code (and are designated as such) shall not exceed $2,000,000. The foregoing limitations on the numbers shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the New Plan.

Adjustments Upon Changes in Capitalization or Reorganization

The type or number of shares authorized under the New Plan or subject to an Award under the New Plan, and/or the exercise or purchase price applicable to an Award, subject to any required action by our stockholders, will automatically be proportionately adjusted in the event that the outstanding shares are changed into or exchanged for a different kind of shares or other securities by reason of a merger, recapitalization, reclassification, stock split, payment of stock dividend, consolidation of shares or a combination of shares. The New Plan does not permit the Compensation Committee to re-price non-qualified stock options or stock appreciation rights without stockholder approval.

Types of Awards

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock upon vesting at an exercise price per share specified on the date of grant. The Compensation Committee has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the New Plan. The Compensation Committee will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified stock options. Unless otherwise provided in the Award agreement, stock options will vest such that 25% of the original number of shares of common stock granted shall vest on each anniversary of the date of grant until the stock option fully vests or is forfeited or expires.

Except as described below, the exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of us and our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall be equal to 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to options (determined as of the date the option is granted under the New Plan (or any other option plan of ours or our affiliates)) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

Except in certain grants of incentive stock options (which may not be exercised later than five years after the date of grant), no option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the New Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Compensation Committee. The payment must be in cash or check or by the Company withholding shares otherwise issuable from the exercise of the stock option.

Restricted Stock. Restricted stock is common stock that is subject to such restrictions as the Compensation Committee may impose, including forfeiture, transfer and repurchase restrictions, and in no event will the term of any such Award exceed ten years. The Compensation Committee has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.

When granted, restricted stock is registered in the name of the participant and either left on deposit with, or held in trust or escrow by, us until the restrictions lapse. Unless otherwise provided in the Award agreement, holders of restricted stock have all of the rights of a stockholder, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award agreement, in the case of restricted stock with respect to which vesting is conditioned on performance criteria, other than the continuation of the participant’s employment or service for a fixed or specified duration, holders of restricted stock shall not have the right to receive dividends and/or vote with respect to such restricted stock until the restricted stock vests, at which time the sum of all dividends on such restricted stock for the restricted period shall be paid without interest. If, prior to the end of the restricted period, a participant’s employment or service with us is terminated or the participant’s restricted stock is forfeited pursuant to the terms of his or her Award agreement, we will have the right to repurchase the participant’s restricted stock for the lesser of (i) its fair market value on the date of forfeiture or (ii) the amount of cash paid therefor, if any. If for any reason the restrictions imposed by the Compensation Committee are not met at the end of the restricted period, the restricted stock will be forfeited by the participant and reacquired by us.

Stock Appreciation Rights. A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess of (i) the fair market value per share of common stock on the date of exercise over (ii) an amount not less than the fair market value per share of common stock on the date of grant. The Compensation Committee may provide that the excess may not exceed a specified amount. The Compensation Committee shall determine, at the date of grant, the time or times at which and the circumstances under which a stock appreciation right may be exercised, and the term of the stock appreciation right, subject to a ten year maximum term.

To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Compensation Committee.

Restricted Stock Units. An award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in cash. The right to receive payment of an award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination of cash and shares. The Compensation Committee has the authority to determine the periods of restriction, the amount payable under the award and any other terms and conditions consistent with the New Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restrictions lapse.

Phantom Stock. An award of phantom stock is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in shares of common stock. The right to receive payment of an award of phantom stock may be conditioned upon continued employment or achievement of performance goals. Phantom Stock awards may be payable in cash, shares of common stock or a combination of cash and shares. The Compensation Committee has the authority to determine the periods of restriction, the number of notional shares of common stock to which the phantom stock award pertains and any other terms and conditions consistent with the New Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restrictions lapse.

Other Stock or Performance Based Awards. Any other stock or performance based award is an award the value of which is based in whole or in part by reference to, or based on or related to, a share of common stock or cash as determined by the Compensation Committee to be consistent with the purposes of the New Plan. Another stock or performance based award may be payable in cash, shares of common stock, or a combination thereof. The Compensation Committee has the authority and discretion to determine the terms and conditions of other stock or performance based awards, including any performance criteria covering such Awards, consistent with the New Plan. Except as otherwise may be required under Section 409A of the Code, payment or the settlement of other stock or performance based awards shall be made in a single lump sum upon vesting, but no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs.

Awards intended to comply with the requirements of Section 162(m) of the Code. The New Plan authorizes the Compensation Committee to grant any Award and provide that such Award shall be granted to comply with the requirements of Section 162(m) of the Code.

The Compensation Committee shall establish the performance goals for a performance period and the amount and terms, in writing, for each Award that is intended to comply with the requirements of Section 162(m) of the Code. Each performance goal shall consist of and incorporate (i) one or more designated business criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such business criteria for the performance period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the performance goal for the achievement of each specified business criteria, at the prescribed level(s), standard(s), degree(s) or range(s). Performance goals may be based on any one or more business criteria on an absolute or relative basis or as compared to the performance of a published index deemed by the Compensation Committee to be applicable to the Company, including, but not limited to, the Standard & Poor’s 500 Standard Index or a group of comparable companies. Performance goals may differ among participants and Awards. The business criteria are as follows: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on investment; (x) return on capital; (xi) return on equity; (xii) economic value added; (xiii) gross margin; (xiv) net income; (xv) pretax earnings; (xvi) pretax earnings before interest; (xvii) pretax earnings before interest, depreciation and amortization; (xviii) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xix) operating income; (xx) total stockholder return; (xxi) debt reduction; (xxii) successful completion of an acquisition, initial public offering, private placement of equity or debt; or (xxiii) reduction of expenses.

The Compensation Committee shall have the discretion to reduce the amount payable under such Award (even if it has otherwise vested under the applicable performance goal) for a participant’s negative conduct or other activities or factors as the Compensation Committee may determine, but it shall not have the authority to either increase the amount payable under such Award above the amount which vests under the performance goals or pay or provide compensation in lieu of the portion of Award that does not so vest. After the end of each performance period, the Compensation Committee will determine and certify the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria.

Withholding

We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Compensation Committee may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by (a) tender of a cash payment to us or (b) withholding of shares of common stock otherwise issuable under an Award.

Amendment of Awards

The Compensation Committee may amend an Award; provided, however, that no amendment of an Award may, without the consent of the participant, adversely affect the participant’s rights with respect to such Award in any material respect.

Term of the New Plan

The New Plan shall terminate ten years after the date of its initial adoption by the Board of Directors, unless earlier terminated by the Board of Directors. No Award may be granted hereunder after termination of the New Plan.

Change of Control

Unless otherwise provided in an Award, upon the occurrence of a change in control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Board of Directors may, but is not required to, (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board of Directors; (iii) cause the acquirer to assume the New Plan and the Awards or exchange the Awards for the acquirer’s stock; (iv) terminate the New Plan; or (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.

The Board of Directors will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award, which is not a stock option or restricted stock, and (ii) in the case of a stock option or restricted stock, the excess of the market value per share over the option price, or the market value per share of restricted stock, as applicable, multiplied by the number of shares as to which such Award is vested.

Termination, Death and Disability

Except as otherwise provided in an Award agreement, upon a participant’s termination for cause (as defined in the New Plan), all unvested Awards and all unexercised stock options and stock appreciation rights shall terminate and be immediately forfeited. Unless otherwise provided in an Award agreement, upon a participant’s termination for any reason other than for cause, any unvested Award outstanding at the time of termination shall terminate and be immediately forfeited. The Board of Directors or Compensation Committee may provide for the continuation of any Award, except if such continuation would cause certain adverse tax consequences.

Summary of Certain Federal Income Tax Considerations

The following summary is based on applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the New Plan, nor does it cover state, local or foreign taxes.

Status of Stock Options. Stock options granted under the New Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified stock option.

Non-qualified Options. No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified stock option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.

Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder will recognize no income for federal income tax purposes upon exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”), and (ii) is an employee of either (a) the company granting the option, (b) the parent company or a subsidiary of such corporation, or (c) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or twelve months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. We would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition of the shares of common stock so acquired.

If, however, an option holder disposes of shares of common stock received upon exercise of an incentive stock option before expiration of the Holding Period (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price, or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

Alternative Minimum Tax. Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Restricted Stock. Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed when the stock vests (equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and no tax is recognized by the participant, nor is any deduction received by us, upon vesting of the shares.

When the participant sells the shares, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant’s basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction at that time. If the participant sells the shares and the amount realized is less than the amount paid, if any, for the shares, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

Stock Appreciation Rights. Upon receipt of shares of common stock pursuant to the exercise of a stock appreciation right, the fair market value of the shares received is recognized as income for federal income tax purposes at the time the shares are received. If a participant receives cash upon the exercise of a stock appreciation right, the excess of the fair market value of the shares of common stock exercised over the fair market value of the corresponding shares of common stock on the date of grant is recognized as income for federal income tax purposes on the date of payment. Subject to Section 162(m) of the Code, described below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the participant.

Restricted Stock Units. In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to the amount denominated in cash upon vesting will be taxable as ordinary compensation income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the compensation income recognized by the participant.

Phantom Stock. In general, a participant who receives a phantom stock award will not be taxed on receipt of the Award; instead, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to fair market value of a share of common stock multiplied by the specified number of notional shares of common stock that have vested will be taxable as ordinary compensation income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the compensation income recognized by the participant.

Other Tax Considerations

In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change in control, could be nondeductible to us and subject to an additional 20% tax to the recipient. Awards under the New Plan that are made or that vest or become payable in connection with a change in control may be required to be taken into account in determining whether these penalties apply.

Section 162(m) of the Code places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance based compensation” under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1,000,000 limit.

Generally, stock options and stock appreciation rights granted with an exercise or grant price at least equal to the fair market value of the stock on the date of grant will qualify as performance based compensation. Other Awards may or may not so qualify, depending on their terms.

Section 409A of the Internal Revenue Code

Some Awards granted under the New Plan may be considered non-qualified deferred compensation that is subject to special rules and additional tax under Section 409A of the Code. The Compensation Committee will generally design and administer such Awards to comply with the rules of Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code. However, there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any participant.

Inapplicability of ERISA

Based on current law and published interpretations, we do not believe that the New Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Notwithstanding the foregoing, the New Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the New Plan.

New Plan Benefits

Information cannot be provided with respect to the number of Awards to be received by any individual employee or group of employees pursuant to the New Plan, since the grant of such Awards is within the discretion of the Compensation Committee. All other future grants under the New Plan are within the discretion of our Board of Directors or the Compensation Committee and, as such, the benefits of such grants are not currently determinable.

The affirmative vote of at least a majority of the shares of Common Stock represented at the Meeting is required to approve the adoption of the Flotek Industries, Inc. 2010 Long-Term Incentive Plan.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF, THE FLOTEK INDUSTRIES, INC. 2010 LONG-TERM INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

PROPOSAL 3: APPROVAL OF THE ABILITY OF THE COMPANY TO MAKE PRINCIPAL REPAYMENTS UNDER THE AMENDED AND RESTATED CREDIT AGREEMENT IN SHARES OF COMMON STOCK

Our Board has unanimously approved and is submitting for stockholder approval this proposal to permit the Company to make principal repayments under the Amended and Restated Credit Agreement by issuing shares of the Company’s common stock. If stockholders approve this Proposal No. 3, upon election by any lender under the Amended and Restated Credit Agreement to receive quarterly principal repayments in shares of the Company’s common stock, we will have the ability in the future to make such principal repayments by issuing shares of common stock.

Overview of Refinancing Transaction

On March 31, 2010, we entered into the Amended and Restated Credit Agreement, consisting of a $40 million term loan. The Amended and Restated Credit Agreement refinanced our existing senior credit facility with Wells Fargo Bank and provided net proceeds to us of approximately $6.1 million. We undertook this refinancing transaction to strengthen our balance sheet and increase our liquidity.

The indebtedness under the new senior credit facility matures November 1, 2012 and has scheduled cash principal payments of $750,000 in 2010, $3,750,000 in 2011, $3,000,000 in 2012 prior to the maturity date, and the remaining unpaid principal balance due at maturity. Upon the occurrence of certain specified events, the Amended and Restated Credit Agreement requires additional mandatory principal prepayments. Additionally, if as of 10 business days prior to any quarterly payment date, commencing with the quarterly payment date on June 30, 2010, (a) stockholder approval has been obtained and (b) the volume-weighted average price of our common stock for the 10 consecutive trading days ending two days before such date is equal to or greater than $1.34 per share, any lender may elect to receive quarterly principal repayments in shares of our common stock and we will be required to make payments of $1,000,000 of principal on such quarterly payment dates by issuing shares of our common stock (based on 95% of the volume-weighted average price of our common stock for the 10 consecutive trading days ending two days before such date of determination). If we obtain stockholder approval of the Principal Repayment Provision, we could issue up to 7,059,903 shares of our common stock as principal repayments.

The Amended and Restated Credit Agreement provides for a commitments fee of $7,300,000, payable as follows: (a) $925,975 in cash at closing, (b) $4,374,025 through the issuance of 3,431,127 shares of our common stock at closing (based on 95% of the volume-weighted average price of our common stock for the 10 consecutive trading days ending two days before closing), (c) $1,000,000 payable in September 2010 in cash or, if stockholder approval has been obtained, common stock (based on 90% of the volume-weighted average price of our common stock for the 10 consecutive trading days ending two days before closing), or a combination thereof and (d) $1,000,000 payable in March 2011 in cash or, if stockholder approval has been obtained, common stock (based on 85% of the volume-weighted average price of our common stock for the 10 consecutive trading days ending two days before closing), or a combination thereof. The election as to whether the commitment fee for (c) and (d) above is payable in cash or common stock is made by us if the volume-weighted average price of the common stock is $1.00 or more per share and by the lenders if such average is less than $1.00 per share at the payment date. If we obtain stockholder approval of the Commitment Fee Payment Provision, we could issue up to 1,704,733 shares of our common stock as payment of the subsequent installments of the commitment fee.

In connection with the execution of the Amended and Restated Credit Agreement, we entered into an Exchange Agreement, dated as of March 31, 2010 (the “Exchange Agreement”), with certain affiliates of the lenders under our new senior credit facility. Pursuant to the Exchange Agreement, we issued $36,004,000 in aggregate principal amount of 5.25% Convertible Senior Secured Notes due 2028 and 1,568,874 shares of our common stock in exchange for $40,000,000 in aggregate principal amount of our outstanding 5.25% Convertible Senior Notes due 2028.

Why We Are Seeking Stockholder Approval

We entered into the Amended and Restated Credit Agreement on March 31, 2010. Principal under the Amended and Restated Credit Agreement is payable in quarterly installments in cash and, at the option of the lenders after stockholder approval of this Proposal No. 3 and the satisfaction of certain other specified conditions, shares of common stock based on 95% of the volume-weighted average price of our common stock for the 10 consecutive trading days ending two days before such date of determination. In accordance with NYSE rules, we cannot make principal repayments by issuing shares of our common stock until we have obtained stockholder approval of the Principal Repayment Provision.

We believe that the ability to make principal repayments under the Amended and Restated Credit Agreement by issuing shares of common stock will give us greater flexibility to retain cash for other uses, such as debt service payments and capital expenditures. In the current economic climate, we believe that it is important for us to have the option to preserve working capital by being able to make principal repayments by issuing shares of common stock, which will reduce the cash principal payment due at maturity of the new senior credit facility.

The Amended and Restated Credit Agreement requires us to seek stockholder approval of the matters described in this Proxy Statement, including the Principal Repayment Provision. If stockholders do not approve this Proposal No. 3, we will be subject to the consequences described below.

Consequences of Not Obtaining Stockholder Approval

Under the Amended and Restated Credit Agreement, we will make quarterly cash principal repayments from September 30, 2010 until maturity on November 1, 2012, at which time a final cash installment of the remaining unpaid balance will be due. If stockholders approve the Principal Repayment Provision and certain other specified conditions under the Amended and Restated Credit Agreement are satisfied, we will be able to further reduce the principal outstanding under the new senior credit facility by issuing shares of common stock beginning June 30, 2010. If we do not obtain stockholder approval of the Principal Repayment Provision, we will not be able to reduce the principal outstanding under the Amended and Restated Credit Agreement by issuing shares of common stock, which will require a larger cash installment at maturity of the new senior credit facility, thereby reducing our flexibility to retain cash for other uses.

If stockholders do not approve the Principal Repayment Provision at the meeting to which this Proxy Statement relates, lenders under our Amended and Restated Credit Agreement holding a majority of the promissory notes thereunder can require us to call and hold a second meeting of our stockholders to consider and vote on the Principal Repayment Provision and any of the other proposals set forth in this Proxy Statement that have not previously been approved. If stockholders do not approve the Principal Repayment Provision at a second meeting of our stockholders, we are required to hold up to two additional meetings to consider and vote on the Principal Repayment Provision, regardless of whether requested by lenders under the Amended and Restated Credit Agreement. Calling such meetings and preparing and distributing proxy materials for such meetings will be expensive and will likely distract management of the Company from the operations of the Company. It is therefore important that you approve the Principal Repayment Provision so that we are not required to call and hold additional meetings of our stockholders to consider this and the other proposals again.

Other Considerations

The issuance of additional shares of common stock as repayment of principal under our Amended and Restated Credit Agreement could have a dilutive effect on earnings per share and the voting power of existing stockholders at the time of the issuance. The issuance of additional shares of common stock, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE PRINCIPAL REPAYMENT PROVISION.

PROPOSAL 4: APPROVAL OF THE ABILITY OF THE COMPANY TO PAY A PORTION OF THE COMMITMENT FEE DUE UNDER THE AMENDED AND RESTATED CREDIT AGREEMENT IN SHARES OF COMMON STOCK

Our Board has unanimously approved and is submitting for stockholder approval this proposal to permit the Company to pay subsequent installments of the commitment fee under the Amended and Restated Credit Agreement by issuing shares of the Company’s common stock. If stockholders approve this Proposal No. 4, we or any lender under the Amended and Restated Credit Agreement may elect to pay or receive, as the case may be, subsequent installments of the commitment fee in shares of our common stock.

Why We Are Seeking Stockholder Approval

We entered into the Amended and Restated Credit Agreement on March 31, 2010, which provides for a commitment fee of $7,300,000. The last two installments of the commitment fee are for $1,000,000 each, and are payable in September 2010 in cash or, after stockholder approval of this Proposal No. 4, shares of common stock based on 90% of the volume-weighted average price of our common stock for the 10 consecutive trading days ending two days before closing, and March 2011 in cash or, after stockholder approval of this Proposal No. 4, shares of common stock based on 85% of the volume-weighted average price of our common stock for the 10 consecutive trading days ending two days before closing. The election as to whether the last two installments of the commitment fee are payable in cash or common stock is made by us if the volume-weighted average price of the common stock is $1.00 or more per share and by the lenders if such average is less than $1.00 per share at the payment date. In accordance with NYSE rules, we cannot pay subsequent installments of the commitment fee by issuing shares of our common stock until we have obtained stockholder approval of the Commitment Fee Payment Provision.

We believe that the ability to pay the final two installments of the commitment fee under the Amended and Restated Credit Agreement by issuing shares of common stock will give us greater flexibility to retain cash for other uses, such as debt service payments and capital expenditures. In the current economic climate, we believe that it is important for us to have the option to preserve working capital by being able to pay a portion of the commitment fee by issuing shares of common stock in lieu of paying the final installments in cash.

The Amended and Restated Credit Agreement requires us to seek stockholder approval of the matters described in this Proxy Statement, including the Commitment Fee Payment Provision. If stockholders do not approve this Proposal No. 4, we will be subject to the consequences described below.

Consequences of Not Obtaining Stockholder Approval

Under the Amended and Restated Credit Agreement, we are required to pay $1,000,000 of the commitment fee in September 2010 and the remaining $1,000,000 in March 2011. If stockholders approve the Commitment Fee Payment Provision, we will be able to make the final two installments of the commitment fee by issuing shares of common stock. If we do not obtain stockholder approval of the Commitment Fee Payment Provision, we will be required to make these payments in cash, which will reduce our flexibility to retain cash for other uses, such as debt service payments and capital expenditures.

If stockholders do not approve the Commitment Fee Payment Provision at the meeting to which this Proxy Statement relates, lenders under our Amended and Restated Credit Agreement holding a majority of the promissory notes thereunder can require us to call and hold a second meeting of our stockholders to consider and vote on the Commitment Fee Payment Provision and any of the other proposals set forth in this Proxy Statement that have not previously been approved. If stockholders do not approve the Commitment Fee Payment Provision at a second meeting of our stockholders, we are required to hold up to two additional meetings to consider and vote on the Commitment Fee Payment Provision, regardless of whether requested by lenders under the Amended and Restated Credit Agreement. Calling such meetings and preparing and distributing proxy materials for such meetings will be expensive and will likely distract management of the Company from the operations of the

Company. It is therefore important that you approve the Commitment Fee Payment Provision so that we are not required to call and hold additional meetings of our stockholders to consider this and the other proposals again.

Other Considerations

The issuance of additional shares of common stock as payment of subsequent installments of the commitment fee under the Amended and Restated Credit Agreement could have a dilutive effect on earnings per share and the voting power of existing stockholders at the time of the issuance. The issuance of additional shares of common stock, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE COMMITMENT FEE PAYMENT PROVISION.

PROPOSAL 5: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Hein & Associates LLP (“Hein”) as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2010. A representative of Hein is expected to attend the 2010 Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. The Board recommends that the stockholders ratify the selection of Hein as our independent registered public accounting firm.

Our consolidated financial statements for the year ended December 31, 2009 were audited by UHY LLP (“UHY”). No representative of UHY is expected to attend the 2010 Annual Meeting.

On July 7, 2010, we dismissed UHY as our independent registered public accounting firm. The decision to dismiss UHY was approved by the Audit Committee. UHY’s reports on our consolidated financial statements for each of the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2009 and December 31, 2008 and through July 7, 2010, there were no disagreements between us and UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to UHY’s satisfaction, would have caused UHY to make a reference to the subject matter of the disagreement in connection with its report for such years. During the years ended December 31, 2009 and December 31, 2008 and through July 7, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We provided UHY with a copy of the foregoing disclosure and UHY has furnished a letter to the SEC stating that it agrees with the statements set forth in this paragraph.

Subject to ratification by the stockholders, we engaged Hein on July 8, 2010 to serve as our new independent registered public accounting firm for the year ending December 31, 2010. During the years ended December 31, 2009 and December 31, 2008 and through July 8, 2010, neither we nor anyone acting on our behalf consulted Hein with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(1)(iv) and (v) of Regulation S-K.

UHY billed the Company and its subsidiaries fees as set forth in the table below for (i) the audits of the Company’s 2009 and 2008 annual financial statements, the audit of the 2008 report on internal control over financial reporting, reviews of quarterly financial statements, and review of other documents filed with the Securities and Exchange Commission, (ii) assurance and other services reasonably related to the audit or review of the Company’s financial statements, including due diligence services and (iii) services related to tax compliance. There were no other fees billed.

	Audit Fees ($)	Audit-Related Fees ($)	Non-Audit Fees ($)	Tax Fees ($)
Fiscal Year 2009	1.300,000	100,000	–	400,000
Fiscal Year 2008	1,400,000	500,000	–	500,000

The Audit Committee of the Board has adopted policies regarding the pre-approval of auditor services. All additional services must be pre-approved on a case-by-case basis. All of the services provided by UHY during fiscal year 2009 and 2008 were approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 5 TO RATIFY THE SELECTION OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

ANNUAL REPORT

A Summary Annual Report to Stockholders and an Annual Report on Form 10-K covering the fiscal year of the Company ended December 31, 2009 are enclosed herewith. These reports do not form any part of the material for solicitation of proxies.

FUTURE STOCKHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC and the Company’s bylaws.

In order for a stockholder nomination or proposal to be properly brought before next year’s annual meeting, written notice of the proposal that complies with the Company’s bylaws must be received by the Company’s secretary (at the address below) not more than 150 days and not less than 90 days prior to the meeting, which is expected to be held in June 2011.

In addition to the foregoing, should a stockholder wish to have a proposal appear in the Company’s proxy statement and form of proxy for next year’s annual meeting of stockholders, under regulations of the SEC, such proposal must be received by the Company’s secretary at 2930 W. Sam Houston Pkwy N. Suite 300, Houston, Texas 77043 on or before March 17, 2011.

Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by (1) calling Lighthouse Services Inc., a third party call center, at (800) 785-1003 or (2) correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company. All communications received from stockholders are sent directly to Board members.

Stockholders who have questions about the Meeting or who need assistance in voting their shares may call the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

APPENDIX A

FLOTEK INDUSTRIES, INC.

2010 LONG-TERM INCENTIVE PLAN

ARTICLE I INTRODUCTION		1

1.1	Purpose	1
1.2	Definitions	1
1.3	Shares Subject to the Plan.	7
1.4	Administration of the Plan	8
1.5	Granting of Awards to Participants	9
1.6	Term of Plan	9
1.7	Amendment and Discontinuance of the Plan	9

ARTICLE II NON-QUALIFIED OPTIONS		10

2.1	Eligibility	10
2.2	Exercise Price	10
2.3	Award Agreement	10
2.4	Terms and Conditions of Non-Qualified Options	10
2.5	Option Repricing	10
2.6	Exercisability and Vesting	11

ARTICLE III INCENTIVE STOCK OPTIONS		11

3.1	Eligibility	11
3.2	Exercise Price	11
3.3	Dollar Limitation	11
3.4	10% Stockholder	11
3.5	Incentive Stock Options Not Transferable	11
3.6	Compliance with Section 422 of the Code	11
3.7	Limitations on Exercise	12
3.8	Notification of Disqualifying Disposition	12

ARTICLE IV STOCK APPRECIATION RIGHTS		12

4.1	Eligibility	12
4.2	Grant Price	12
4.3	Terms	12
4.4	Payment of Stock Appreciation Rights	12
4.5	Repricing	12

ARTICLE V PHANTOM STOCK		13

5.1	Eligibility and Awards	13
5.2	Terms	13
5.3	Lapse of Restrictions/Payment	13
5.4	Performance Goals	13

ARTICLE VI RESTRICTED STOCK		13

6.1	Eligibility	13
6.2	Terms	13
6.3	Restrictions, Restricted Period and Vesting	13
6.4	Delivery of Shares of Common Stock	14
6.5	Performance Goals	14

i

ARTICLE VII RESTRICTED STOCK UNITS		14

7.1	Eligibility and Awards	14
7.2	Terms	14
7.3	Payment/Settlement of Restricted Stock Units	14
7.4	Performance Goals	15

ARTICLE VIII OTHER STOCK OR PERFORMANCE-BASED AWARDS		15

ARTICLE IX PERFORMANCE-BASED COMPENSATION		15

9.1	Awards of Performance-Based Compensation	15
9.2	Performance Goals	15

ARTICLE X CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS		17

10.1	General	17
10.2	Stand-Alone, Additional, Tandem and Substitute Awards	17
10.3	Term of Awards	18
10.4	Securities Requirements	18
10.5	Transferability	18
10.6	No Rights as a Stockholder.	18
10.7	Listing and Registration of Shares of Common Stock	18
10.8	Termination	19
10.9	Change of Control	19
10.10	Payment or Settlement of Awards	20
10.11	Lock-Up Agreement	20
10.12	Stockholder Agreements/Investment Representations	20
10.13	Exemptions from Section 16(b) Liability	20

ARTICLE XI WITHHOLDING FOR TAXES		20

ARTICLE XII MISCELLANEOUS		21

12.1	No Rights to Awards or Uniformity Among Awards	21
12.2	Conflicts with Plan	21
12.3	Rights as Employee, Service Provider or Director	21
12.4	Governing Law	21
12.5	Gender, Tense and Headings	21
12.6	Severability	21
12.7	Other Laws	21
12.8	Unfunded Obligations	21
12.9	No Guarantee of Tax Consequences	22
12.10	Stockholder Agreements	22
12.11	Specified Employee under Section 409A of the Code	22
12.12	No Additional Deferral Features	22
12.13	Compliance with Section 409A of the Code	22

[End of Table of Contents]

ii

FLOTEK INDUSTRIES, INC.

2010 LONG-TERM INCENTIVE PLAN

ARTICLE I

INTRODUCTION

1.1    Purpose. The Flotek Industries, Inc. 2010 Long-Term Incentive Plan is intended to promote the interests of Flotek Industries, Inc., a Delaware corporation, and its stockholders by encouraging Employees, Service Providers and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to ERISA, and shall be administered accordingly.

1.2    Definitions As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee and (ii) any trades or businesses, whether or not incorporated, which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, that with respect to Incentive Stock Options, the term “Affiliate” shall mean only a “parent corporation” of the Company or a “subsidiary corporation” of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to grants of Non-Qualified Options or Stock Appreciation Rights, the term “Affiliate” shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

“Award Agreement” means the written agreement pursuant to the Plan between the Company and a Participant evidencing the grant of an Award and the terms and conditions thereof.

“Awards” means, collectively, Options, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Restricted Stock Unit Awards, and Other Stock or Performance-Based Awards.

“Board” means the Board of Directors of the Company; provided, however, that to the extent necessary with respect to any Award intended to comply with and result in Performance-Based Compensation, the term “Board” shall mean the Committee.

“Business Criteria” means those criteria set forth in Section 9.2(b) as the standards for measurement of the performance of the Company in connection with Performance Goals.

“Cash Value” of an Award means the sum of (i) in the case of any Award which is not an Option or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled as if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option, the excess of the Market Value Per Share over the Exercise Price or (B) in the case of an Award of Restricted Stock, the Market Value Per Share of Restricted Stock, multiplied by the number of shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

“Cause”, unless otherwise defined in the applicable Award Agreement, means, with respect to the termination of a Participant: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Affiliates; (ii) the willful and

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continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, Non-Employee Director or Service Provider, or performance significantly below the level required or expected of the Participant, as determined by the Committee; (iii) the Participant’s willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Affiliates; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Affiliates, or the Participant’s commission of any felony or other crime involving moral turpitude, or the Participant’s commission of an act of fraud, embezzlement or misappropriation; or (v) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Affiliates. The Committee shall determine whether Cause exists and whether a termination is or was for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Committee’s determinations are conclusive and binding on all persons for all purposes of the Plan.

“Change of Control” shall be deemed to have occurred upon any of the following events:

(a)    any “person” or “persons” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

(b)    the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(c)    the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(d)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(e)    the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed

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on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Change of Control” met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term “Change of Control” herein shall mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a “Change of Control” (as defined above) and that also constitutes a “change in control event” within the meaning of Treas. Reg. §1.409A–3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and administrative guidance thereunder.

“Committee” means the Compensation Committee of the Board; provided however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as both an “outside director” (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the “Committee”) of two or more members of the Board, each of whom qualifies as both an “outside director” (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act).

“Common Stock” means the common stock, par value $.0001 per share, of the Company.

“Company” means Flotek Industries, Inc., a Delaware corporation, or any successor thereto which assumes and continues the Plan.

“Covered Employee” means the Chief Executive Officer of the Company and each of the three highest paid officers of the Company other than the Chief Executive Officer or the Chief Financial Officer as described in Section 162(m)(3) of the Code, as well as any other person who is, or who is designated by the Committee at the time of grant of an Award as likely to be, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

“Disability” means the condition of being unable to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Disability” included and met the requirements of a “disability” within the meaning of Treas. Reg. §1.409A-3(i)(4), then the term “Disability” shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, for a period of not less than three months under the Company’s accident and health plan; and (ii) with respect to an Incentive Stock Option, “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, determined in accordance with Sections 22(e)(3) and 422(c)(6) of the Code.

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“Disabled” means being in a condition or state that constitutes Disability.

“Disqualifying Disposition” means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a “disqualifying disposition” within the meaning of Section 422 of the Code.

“Effective Date” means, with respect to the Plan, the date that the Plan is adopted by the Board, but only if the Plan as so adopted is approved by the stockholders of the Company not more than one year after the date of such adoption. The Effective Date, as so defined, is June 17, 2010.

“Employee” means any employee of the Company or an Affiliate, including any such employee who is an officer or director of the Company or of an Affiliate.

“Employment” includes any period in which a Participant is an Employee of the Company or an Affiliate.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price of shares (or, of each share, as the context requires) of Common Stock under an Option, as specified in the applicable Award Agreement. The Exercise Price under an Option shall be not less than the FMV Per Share on the date of grant (or not less than 110 percent of such FMV Per Share, if so required under Section 3.4.

“Fair Market Value” and “FMV Per Share” mean, with respect to shares of Common Stock, the average of the closing prices of the Common Stock on all national securities exchanges on which such shares are trading for the date of the determination, or if there are no sales of shares of Common Stock on such exchanges on such date, for the most recent preceding day as of which sales of shares of Common Stock have occurred on such exchanges. If shares of the Common Stock are not listed or admitted to trading on any exchange as of the determination date, the Board shall, in good faith, determine the fair market value of such shares using a reasonable application of any reasonable valuation method selected by the Board in its discretion.

“Forfeit” (and variations thereof, whether or not capitalized) means to lose a Participant’s rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and “forfeiture” means the loss of the rights that are so forfeited.

“Grant Price” means the value (which value shall be not less than the FMV Per Share on the date of grant) assigned to a Stock Appreciation Right under the applicable Award Agreement and used in the determination of the Spread for such Stock Appreciation Right.

“Incentive Stock Option” means any option that satisfies the requirements of Section 422 of the Code and is granted pursuant to ARTICLE III of the Plan.

“Incumbent Board” means individuals who, as of the Effective Date, constitute the Board.

“Market Value Per Share” means the higher of the FMV Per Share and the price per share of Common Stock, if any, payable pursuant to the Change of Control. “Market Value Per Share” shall apply only if Cash Value is to be determined and paid pursuant to Section 10.9.

“Non-Employee Director” means a person who is a member of the Board but who is neither an Employee nor a Service Provider of the Company or any Affiliate.

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“Non-Qualified Option” means an Option not intended to satisfy the requirements of Section 422 of the Code and which is granted pursuant to ARTICLE II of the Plan.

“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Option, or both, as applicable.

“Option Expiration Date” means the date determined by the Committee and set forth in the Award Agreement relating to an Option, as the latest date on which that Option may be exercised under any circumstance, which shall not be more than ten (10) years (or, in the case of certain Incentive Stock Options, five (5) years, as provided in Section 3.4) after the date of grant of an Option.

“Optionee” means a Participant who holds an Option that has not terminated by forfeiture, expiration or otherwise, and the guardian of the Participant or the estate of a deceased Participant to the extent exercise thereby is permitted under the Plan.

“Other Stock or Performance-Based Award” means an Award granted pursuant to ARTICLE VIII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash or shares of Common Stock or both.

“Participant” means an eligible Non-Employee Director, Employee or Service Provider who has been granted and holds an Award that has neither been forfeited nor settled in connection with its vesting or exercise, as applicable.

“Pay”, “paid”, “payment”, “payable”, and variations thereof, and “settle”, “settled”, “settlement” and variations thereof, shall, unless the context clearly indicates otherwise, mean the settlement and satisfaction of an Award, in whole or in part, whether by the payment of cash, the delivery of shares of Common Stock, or any combination of the foregoing by the Company.

“Performance-Based Compensation” means “performance-based compensation” within the meaning of Section 162(m) of the Code.

“Performance Criteria” means the conditions and requirements specified in the Award Agreement and in accordance with the Plan relating to a given Award, which may constitute a “substantial risk of forfeiture” within the meaning of Sections 83 and/or 409A of the Code, as applicable, and which shall require:

(i)    the future performance of substantial services by the Participant to the Company or its Affiliates, and/or

(ii)    the occurrence or attainment of one or more conditions that are related to the purpose of the Award and the compensation that may be earned thereunder,

the timely attainment or fulfillment of which shall constitute a precondition for vesting of the Award.

“Performance Goal(s)” means Performance Criteria based on Business Criteria and established and determined in accordance with ARTICLE IX.

“Performance Period” means a period of not less than twelve (12) months and not more than sixty (60) months with respect to which the Committee may establish Performance Goals.

“Phantom Stock” means an Award granted pursuant to ARTICLE V that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable

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Award Agreement, to receive upon vesting a stated or determinable amount denominated in shares of Common Stock.

“Phantom Stock Award” means an Award of Phantom Stock, granted pursuant to ARTICLE V.

“Plan” means the Flotek Industries, Inc. 2010 Long-Term Incentive Plan.

“Restricted Period” means the period during which an Award is subject to forfeiture and/or is not exercisable.

“Restricted Stock” means one or more shares of Common Stock granted under ARTICLE VI of the Plan that are not vested and remain subject to forfeiture.

“Restricted Stock Unit” means an Award granted pursuant to ARTICLE VII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash.

“Restricted Stock Unit Award” means an Award of Restricted Stock Units, granted pursuant to ARTICLE VII.

“Service Provider” means any individual, other than a Non-Employee Director or an Employee, who renders services to the Company or an Affiliate, whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

“Securities Act” means the Securities Act of 1933, as amended.

“Spread” means, in the case of a Stock Appreciation Right, the excess of (i) the FMV Per Share on the date of exercise of the Stock Appreciation Right over (ii) an amount not less than the Grant Price of the Stock Appreciation Right.

“Stock Appreciation Rights” means an Award granted pursuant to ARTICLE IV that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting an amount equal to the Spread.

“Taxable year” unless otherwise indicated, means the taxable year of the Company.

“Termination” (whether or not capitalized) means the end of the Participant’s Employment, status as a member of the Board, or engagement or relationship as a Service Provider, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term “termination” included and met the requirements of a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h), then the term “termination” herein shall mean, but only with respect to the income so affected, an event, circumstance or condition that constitutes both a “termination” as defined in the preceding sentence and a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, “termination” shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

“Vest,” “vesting” and variations thereof (whether or not capitalized), means (i) with respect to an Award other than an Option, the lapsing or elimination of the Participant’s risk of forfeiture with respect to such Award, and (ii) with respect to an Option, such Option becoming exercisable, in each such case by reason of the timely

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satisfaction, as determined by the Committee (or, if otherwise provided in this Plan, by the Board), of the Performance Criteria for such Award.

1.3    Shares Subject to the Plan.

(a)    Authorized Shares. The maximum number of shares of Common Stock that may be issued under the Plan shall be 4,000,000 shares. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 4,000,000 shares. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c). The shares of Common Stock to be delivered under the Plan shall be fully paid and nonassessable and may be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock acquired in the open market. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash. Each share of Common Stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the foregoing maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of Common Stock remaining available for Award under the foregoing maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of Common Stock (i) not issued and that cease to be issuable for any reason, including but not limited to forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the Exercise Price of any Option, (iii) tendered to or withheld by the Company to satisfy tax withholding or other obligations, and/or (iv) repurchased by the Company, whether with Option proceeds or otherwise.

(b)    Certain Limitations on Awards. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of Common Stock which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 500,000 shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Phantom Stock under this Plan shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock or Performance-Based Awards under this Plan, (i) if the compensation under the Other Stock or Performance-Based Awards is denominated under the Award Agreement only in terms of shares of Common Stock or a multiple of the FMV Per Share of Common Stock, shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any Participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements for Performance-Based Compensation (and are designated as such) shall not exceed $2,000,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c).

(c)    Share Adjustments. Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Board. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to preserve the fair value of Awards subject to the Plan, the Board shall adjust any or all of the following so that the fair value of the Award immediately after the event is equal to the fair value of the Award immediately prior to the event: (a) the remaining number of authorized shares of Common Stock with respect to which Awards may be granted, (b) the number of shares of Common Stock

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subject to each and all outstanding Awards, (c) the Exercise Price, Grant Price or other similar value with respect to an Award, (d) the Performance Goals applicable to any outstanding Awards intended to qualify as Performance-Based Compensation (subject to such limitations as appropriate under Section 162(m) of the Code), and (e) any other terms of an Award that are affected by the event. Any adjustments to an outstanding Option or Stock Appreciation Right shall be made (i) without change in the total Exercise Price applicable to the Option or Grant Price applicable to the Stock Appreciation Right or any unexercised portion of the Option or Stock Appreciation Right (except for any change in such aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in Exercise Price and/or Grant Price per share. Notwithstanding the foregoing, all such adjustments, if any, shall be made in a manner consistent with the requirements of Section 409A of the Code in the case of an Award to which Section 409A of the Code is applicable or would be so as a result of or in connection with any actual or proposed adjustment(s), in a manner consistent with the requirements of Section 424(a) of the Code in the case of Incentive Stock Options, and in a manner consistent with Section 162(m) of the Code in the case of any Award held by a Covered Employee and intended to constitute Performance-Based Compensation. The Board’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

1.4    Administration of the Plan. The Plan shall be administered by the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)    to interpret the Plan and all Awards under the Plan;

(b)    to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan;

(c)    to make all other determinations necessary or advisable for the administration of the Plan;

(d)    to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan;

(e)    to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be subject to each Award;

(f)    to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-Qualified Options;

(g)    to determine the Fair Market Value of shares of Common Stock or other property;

(h)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the Exercise Price or purchase price of shares of Common Stock purchased pursuant to any Award, (ii) the method of payment for shares of Common Stock purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding of shares of Common Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Business Criteria and Performance Goals applicable to any Award intended to qualify as Performance-Based Compensation and the extent to which such Performance Goals have been achieved, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(i)    to determine whether an Award will be settled in shares of Common Stock, cash, or in any combination thereof;

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(j)    to approve one or more forms of Award Agreement;

(k)    to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(l)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares of Common Stock acquired pursuant thereto, including with respect to the period following a Participant’s termination; and

(m)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards.

Any action taken or determination made by the Committee (or, where applicable, the Board) pursuant to this and the other sections of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any Participant, holder or beneficiary of an Award, any stockholder and any Employee, Service Provider or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification to the fullest extent permitted by law and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising from or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties.

1.5    Granting of Awards to Participants. The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Service Providers and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Service Provider or Non-Employee Director, nor his, her or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Board or the Committee may determine.

1.6    Term of Plan. The Plan shall become effective on the Effective Date. No Award made before the Effective Date shall be binding or given any effect. If not sooner terminated under the provisions of Section 1.7, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

1.7    Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that, except as permitted under Section 10.9 in connection with a Change of Control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants), suspension or termination of the Plan may without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself; and provided further

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that, no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements or (b) the requirements of any securities exchange on which the Company’s stock may be listed.

ARTICLE II

NON-QUALIFIED OPTIONS

2.1    Eligibility. The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Service Provider and Non-Employee Directors according to the terms set forth below.

2.2    Exercise Price. The Exercise Price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this ARTICLE II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option.

2.3    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Option Expiration Date, the number of shares of Common Stock to which the Option pertains, the time or times at which such Option shall vest and be exercisable and such other terms and conditions not inconsistent with this ARTICLE II as the Committee shall determine.

2.4    Terms and Conditions of Non-Qualified Options

(a)    Option Period and Conditions and Limitations on Exercise. No Non-Qualified Option shall be exercisable prior to vesting, after forfeiture or later than the Option Expiration Date.

(b)    Exercise. Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares being purchased and, unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the Exercise Price for each Option shall be made (i) in cash or by certified check payable and acceptable to the Company, or (ii) subject to such conditions and requirements as the Committee may specify, at the written request of the Optionee, by the Company’s withholding from shares otherwise deliverable pursuant to the exercise of the Option shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above. If the Committee so requires, Optionee shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. The exercise shall be effective only upon the satisfaction of the foregoing requirements, as applicable. Delivery of the shares of Common Stock subject to the exercise shall be effected within ten (10) business days of the date of exercise.

(c)    Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Board or the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board.

2.5    Option Repricing. The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Optionees holding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having Exercise Prices lower (but not lower than the FMV Per Share on the date of grant of the new Non-Qualified Option) or, with the consent of

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the Optionee, higher than the Exercise Price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Exercise Price, terms or conditions shall be made, and the new Non-Qualified Option shall not be Awarded, if the affected Non-Qualified Options would become subject to the income tax under Section 409A of the Code. An adjustment to the Exercise Price pursuant to Section 1.3(c) shall not require the Optionee’s consent.

2.6    Exercisability and Vesting. Subject to Sections 10.8 and 10.9, unless otherwise provided in the Award Agreement, each Option shall vest such that 25% of the original number of shares of Common Stock subject to an Option granted to a Participant shall become purchasable by exercise as of each anniversary of the date of grant of such Option until the Option is fully exercisable or the Option is forfeited or expires. Unless otherwise specified in the Award Agreement relating to an Option, all shares of Common Stock purchased by the exercise of an Option shall be fully vested from the time of their acquisition by exercise of the Option.

ARTICLE III

INCENTIVE STOCK OPTIONS

The terms specified in this ARTICLE III shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this ARTICLE III, all the provisions of ARTICLE II shall be applicable to Incentive Stock Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this ARTICLE III.

3.1    Eligibility. Incentive Stock Options may only be granted to Employees.

3.2    Exercise Price. Subject to Section 3.4, the Exercise Price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Stock Option.

3.3    Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under the Plan (plus the fair market value of shares determined as of the respective date or dates of grant) of all options under any other option plan of the Company or any Affiliate that become exercisable for the first time as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be determined in accordance with Section 422 of the Code.

3.4    10% Stockholder. If any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, then the Exercise Price per share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option Expiration Date shall not be later than the fifth anniversary of the date of grant of such Option. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

3.5    Incentive Stock Options Not Transferable. No Incentive Stock Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as provided in the Award Agreement permitted under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his guardian).

3.6    Compliance with Section 422 of the Code. All Options that are intended to be Incentive Stock Options described in Section 422 of the Code shall be designated as such in the Award Agreement for such

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Option, shall be granted on or before the tenth anniversary of the Effective Date, shall have an Option Expiration Date not later than the tenth anniversary of the date of grant of such Option, and shall, in all respects, be issued in compliance with Section 422 of the Code.

3.7    Limitations on Exercise. No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

3.8    Notification of Disqualifying Disposition. Any Employee who receives an Incentive Stock Option grant shall be required to notify the Committee of any Disqualifying Disposition of any shares of Common Stock issued pursuant to the exercise of the Incentive Stock Option within ten (10) days of such Disqualifying Disposition.

ARTICLE IV

STOCK APPRECIATION RIGHTS

4.1    Eligibility. The Committee is authorized to grant Stock Appreciation Rights to Employees, Service Providers and Non-Employee Directors in accordance with the following terms and conditions.

4.2    Grant Price. Each Stock Appreciation Right granted hereunder shall have a Grant Price equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant.

4.3    Terms. Each Stock Appreciation Right Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right Award pertains, the time or times at which the Stock Appreciation Right shall vest (including based on achievement of performance goals and/or future service requirements) and such other terms and conditions as the Committee shall determine; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

4.4    Payment of Stock Appreciation Rights. Stock Appreciation Rights granted under this Plan shall be exercised by delivery of a written notice of exercise to the Company, setting forth the number of shares with respect to which the Stock Appreciation Right is to be exercised, accompanied by full payment of all required withholding taxes, unless other arrangements have been made with the Committee. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company (in cash or shares of Common Stock or a combination of both) equal to the Spread. Payment of the Spread shall be made within ten (10) business days of the date of exercise. Notwithstanding the foregoing, the Committee may provide in the Award Agreement, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

4.5    Repricing. The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Participants holding Stock Appreciation Rights, in exchange for the surrender and cancellation of such Stock Appreciation Rights, new Stock Appreciation Rights having Grant Prices lower (but not lower than the FMV Per Share on the date of grant of the new Stock Appreciation Rights) or, with the consent of the Participant, higher than the Grant Price provided in the Stock Appreciation Rights so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Grant Price, terms or conditions shall be made, and the new Stock Appreciation Rights shall not be Awarded, if the affected Stock Appreciation Rights would become subject to the income tax under Section 409A of the Code. An adjustment to the Grant Price pursuant to Section 1.3(c) shall not require the Participant’s consent.

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ARTICLE V

PHANTOM STOCK

5.1    Eligibility and Awards. The Committee is authorized to grant Phantom Stock Awards to Employees, Service Providers and Non-Employee Directors, which are rights to receive cash or Common Stock (or a combination of both) equal to the Fair Market Value of a specified number of shares of Common Stock upon vesting, subject to the terms and conditions of this ARTICLE V.

5.2    Terms. Each Phantom Stock Award shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Phantom Stock Award pertains. The Performance Criteria upon which vesting of the Phantom Stock shall be conditioned and such other terms, conditions and requirements as the Committee shall determine shall be set forth in the Award Agreement.

5.3    Lapse of Restrictions/Payment. Upon vesting, subject to the provisions of ARTICLE XI and the terms of the Award Agreement, the Company shall pay to the Participant one share of Common Stock or cash (or a combination of both) equal to the Fair Market Value of a share of Common Stock (as provided in the applicable Award Agreement) for each share of vested Phantom Stock. Except as otherwise may be required under Section 409A of the Code, such payment shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant’s estate by such date.

5.4    Performance Goals. If the Committee determines that an Award of Phantom Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VI

RESTRICTED STOCK

6.1    Eligibility. All Employees, Service Providers and Non-Employee Directors shall be eligible for grants of Restricted Stock.

6.2    Terms. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the period(s) of restriction (the Restricted Period(s)), the number of Restricted Stock granted, the applicable Performance Criteria and vesting conditions, and such other terms and conditions as the Committee shall determine.

6.3    Restrictions, Restricted Period and Vesting.

(a)    Restrictions. The Restricted Stock shall be subject to such Performance Criteria (including, without limitation, limitations that qualify as a “substantial risk of forfeiture” within the meaning given to that term under Section 83 of the Code) and to the right of repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to vesting, any transfer attempted of Restricted Stock shall be prohibited, ineffective and void. The Company shall have the right to repurchase or recover such forfeited shares of Restricted Stock for the lesser of (i) the amount of cash paid by the Participant to the Company therefor, if any, or (ii) the Fair Market Value of an equivalent number of the shares of Common Stock determined on the date the Restricted Stock is forfeited.

(b)    Immediate Transfer Without Immediate Delivery of Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, unless and until such Restricted Stock vests, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank, until such time as the

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restrictions on transfer have lapsed. Unless otherwise provided in the Award Agreement, the Participant holding Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions when paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award Agreement in the case of Restricted Stock with respect to which vesting is conditioned on Performance Criteria other than the continuation of the Participant’s Employment or status as a Non-Employee Director or Service Provider for a Restricted Period of a fixed or specified duration, the Participant shall not have the right to receive dividends and/or vote with respect to such Restricted Stock until the Restricted Stock vests, at which time the sum of all dividends on such Restricted Stock for the Restricted Period shall be paid to the Participant without interest. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

“The shares represented by this certificate have been issued pursuant to the terms of the Flotek Industries, Inc. 2010 Long-Term Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated                     , 20    .”

In addition, during any periods when Awards of Restricted Stock are made and the Company does not have in place an effective registration statement on Form S-8 or other available form permitted by the Securities and Exchange Commission, any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any other securities law. No sale, transfer or other disposition of such securities, or of any interest therein, may be made or shall be recognized unless in the satisfactory written opinion of counsel for, or other counsel satisfactory to, the issuer such transaction would not violate or require registration under the Act or other law.”

6.4    Delivery of Shares of Common Stock. After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of Restricted Stock (including the withholding requirements and other requirements of ARTICLE XI), a certificate for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant.

6.5    Performance Goals. If the Committee determines that an Award of Restricted Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VII

RESTRICTED STOCK UNITS

7.1    Eligibility and Awards. The Committee is authorized to grant Restricted Stock Unit Awards to all Employees, Service Providers and Non-Employee Directors (“Restricted Stock Unit Awards”), subject to the terms and conditions of this ARTICLE VII.

7.2    Terms. Restricted Stock Unit Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the Restricted Period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the period(s) of restriction, the number of notional shares of Common Stock to which the Restricted Stock Unit Award pertains, and such other terms and conditions as the Committee shall determine.

7.3    Payment/Settlement of Restricted Stock Units. Subject to the withholding and other requirements of ARTICLE XI and provisions of the Restricted Stock Unit Award, the Company shall pay to the Participant

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shares of Common Stock, cash or a combination of both, an amount equal to the number of notional shares of Common Stock that have vested multiplied by the Fair Market Value of a share of Common Stock as of the date of vesting. Except as otherwise may be required under Section 409A of the Code, such payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the Restricted Stock Unit vests. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant’s estate by this date.

7.4    Performance Goals. If the Committee determines that an Award of Restricted Stock Units to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VIII

OTHER STOCK OR PERFORMANCE-BASED AWARDS

The Committee is hereby authorized to grant to Employees, Service Providers and Non-Employee Directors “Other Stock or Performance-Based Awards,” which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, including the applicable Performance Criteria which shall be contained in an Award Agreement covering such Awards. Notwithstanding any other provisions of the Plan, except as otherwise may be required under Section 409A of the Code, upon the vesting of Other Stock or Performance-Based Awards, payment or the settlement of such Award shall be made (whether in cash or shares of Common Stock or a combination of both) in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. If the Committee determines that an Other Stock or Performance-Based Award to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE IX

PERFORMANCE-BASED COMPENSATION

9.1    Awards of Performance-Based Compensation. Award Agreements for Awards that are intended and designated by the Committee as subject to the requirements for Performance-Based Compensation, other than Awards of Options and Stock Appreciation Rights, shall so state, shall specify Performance Criteria, each of which shall constitute a Performance Goal, and shall, along with the Award, be subject to and comply with this ARTICLE IX.

9.2    Performance Goals.

(a)    General. Performance Goals shall be established by the Committee for each Performance Period and set forth in each Award Agreement. Each Performance Goal shall consist of and incorporate (i) one or more designated Business Criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such Business Criteria for the Performance Period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the Performance Goal for the achievement of each specified Business Criteria at the prescribed level(s), standard(s), degree(s) or range(s). Performance-Based Compensation shall vest and shall be paid only if and to the extent vested under the Performance Goals. Performance Goals may be based on any one or more Business Criteria, on an absolute or relative basis or as compared to the performance of a published index deemed by the Committee to be applicable to the Company, including but not limited to, the Standard &

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Poor’s 500 Stock Index or a group of comparable companies. Performance Goals shall be established, Awards shall be granted and the Award Agreement shall be provided to Participant and shall become binding at a time when the achievement of or outcome under each applicable Performance Goal is “substantially uncertain” (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the Performance Period or the lapse of 25 percent (25%) of the Performance Period, unless otherwise required or permitted for “performance-based compensation” under Section 162(m) of the Code. Performance Goals may differ among Awards granted to any one Participant or for Awards granted to different Participants. The Committee shall have the discretion to reduce the amount of Performance-Based Compensation payable under an Award (even if it has otherwise vested under the applicable Performance Goal) for a Participant’s negative conduct or other activities or factors as the Committee may determine, but it shall not have the authority to increase Performance-Based Compensation above the amount which vests under the Performance Goals or to pay or provide compensation in lieu of Performance-Based Compensation which does not so vest.

(b)    Business Criteria. The Business Criteria are as follows:

(i)	stock price;

(ii)	earnings per share;

(iii)	increase in revenues;

(iv)	increase in cash flow;

(v)	cash flow per share;

(vi)	increase in cash flow return;

(vii)	return on net assets;

(viii)	return on assets;

(ix)	return on investment;

(x)	return on capital;

(xi)	return on equity;

(xii)	economic value added;

(xiii)	gross margin;

(xiv)	net income;

(xv)	pretax earnings;

(xvi)	pretax earnings before interest;

(xvii)	pretax earnings before interest, depreciation and amortization;

(xviii)	pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items;

(xix)	operating income;

(xx)	total stockholder return;

(xxi)	debt reduction;

(xxii)	successful completion of an acquisition, initial public offering, private placement of equity or debt; or

(xxiii)	reduction of expenses.

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(c)    Written Determinations. All determinations by the Committee as to the establishment of Performance Goals and the amount and terms of each Award shall be made in writing. In addition, the Committee shall certify in writing prior to the payment of any compensation under any Award designated as intended to comply with the requirements of Performance-Based Compensation the results under each Business Criteria on which any Performance Goal is based, whether (and, if applicable, the degree to which) each Performance Goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award. The Committee may not delegate any responsibility relating to Awards subject to this ARTICLE IX.

(d)    Status of Awards under Section 162(m) of the Code. It is the intent of the Company that Awards granted to Covered Employees and designated as intended to comply with the requirements for Performance-Based Compensation shall comply with the requirements necessary to constitute Performance-Based Compensation under Section 162(m)(4)(c) of the Code. Accordingly, the terms of this ARTICLE IX shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of this Plan otherwise applicable to an Award that is designated as intended to comply with the requirements for Performance-Based Compensation does not so comply or is inconsistent with the provisions of this ARTICLE IX, with the effect that such Award would not comply with the requirements for Performance-Based Compensation, such other provision shall be construed or deemed amended to the extent necessary to conform to such requirements and the provisions of this ARTICLE IX shall prevail with respect to such Award, but only to the extent necessary to prevent that Award from failing to comply with the requirements for Performance-Based Compensation.

ARTICLE X

CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

10.1    General. Awards shall be evidenced by an Award Agreement between the Company and the Participant in such forms as the Committee shall provide and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 10.9, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person’s rights with respect to such Award in any material respect. (Adjustments pursuant to Section 1.3(c) shall not be considered as adversely affecting a person’s rights.) The Board or the Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that subject to Section 10.9, the Board or the Committee shall not have the discretion to accelerate or waive any term or condition of an Award, to increase the amount, if any, otherwise payable in accordance with the terms of the Award, or to pay any amount in lieu of an amount not earned or vested under the terms of an Award if such Award is intended to qualify as Performance-Based Compensation and such discretion would cause the Award not to so qualify. Except in cases in which the Board or the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

10.2    Stand-Alone, Additional, Tandem and Substitute Awards. Subject to Section 2.5 and Section 4.5, Awards granted under the Plan may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Any such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board or the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash

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compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any action contemplated or otherwise permitted under this Section 10.2 shall be allowed and effective only to the extent that such action would not cause or otherwise result in adverse consequences under Section 409A of the Code.

10.3    Term of Awards. The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock, Restricted Stock, Restricted Stock Unit or Other Stock or Performance-Based Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

10.4    Securities Requirements. No exercise of any Option or any Stock Appreciation Right shall be effective, and no payment of cash or transfer of shares of Common Stock will be made unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met and the Company may require the Participant to take any reasonable action to meet such requirements. Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

10.5    Transferability.

(a)    Non-Transferable Awards and Options. Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Restricted Stock which has vested, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant’s will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section shall be void and ineffective for all purposes.

(b)    Ability to Exercise Rights. Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options or Stock Appreciation Rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant’s beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

10.6    No Rights as a Stockholder. Except as otherwise provided in Section 6.3(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 6.3(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

10.7    Listing and Registration of Shares of Common Stock. The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

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10.8    Termination.

(a)    Termination for Cause. Except as otherwise provided in the applicable Award Agreement, upon a Participant’s termination for Cause, all unpaid Awards of that Participant, whether or not vested, shall terminate and be immediately forfeited. Shares of Restricted Stock so forfeited shall be subject to the provisions of Section 6.3(a).

(b)    Termination for any reason Other than for Cause. Except as otherwise provided in Section 10.8(c) or the applicable Award Agreement, upon the termination of Participant for any reason other than for Cause, any unvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall be forfeited and shall wholly and completely terminate and no further vesting shall occur.

(c)    Continuation. The Board or the Committee, in its discretion, may provide for the continuation of any Award beyond a Participant’s termination for such period and upon such terms and conditions as the Board or the Committee may determine, except to the extent that such continuation would cause the Award to become subject to the provisions of Section 409A of the Code or cause adverse tax consequences under Section 409A, if the Award is subject to the provisions of Section 409A. This Section 10.8(c) shall not apply to any Award intended to qualify as Performance-Based Compensation.

10.9    Change of Control.

(a)    Change of Control. Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:

(i)    the Board may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Board or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

(ii)    the Board may waive, alter and/or amend the Performance Criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the Restricted Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;

(iii)    the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquirer’s stock;

(iv)    the Board may terminate the Plan; and

(v)    the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate.

Notwithstanding the above provisions of this Section 10.9, the Board shall not be required to take any action described in the preceding provisions of this Section 10.9, and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.9 shall be final, binding and conclusive with respect to the Company and all other interested persons.

(b)    Right to Cash-Out. The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 10.9(b) shall be in cash or by certified check paid within five (5) days following the transfer and

19

delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld.

10.10    Payment or Settlement of Awards. Unless otherwise specified in an Award Agreement, any Award may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. For this purpose, the withholding of shares of Common Stock otherwise issuable upon settlement of an Award in order to satisfy withholding taxes or to make payment for the Exercise Price of an Award shall be treated as settled in cash.

10.11    Lock-Up Agreement. In the event of any underwritten public offering of the Company’s securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Board and the Committee shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

10.12    Stockholder Agreements/Investment Representations. As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Committee or the Board may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Committee or the Board may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

10.13    Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 under the Exchange Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

ARTICLE XI

WITHHOLDING FOR TAXES

Any issuance of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right (if applicable) or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate. Such arrangements may, at the discretion of the Committee, include allowing the Participant to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate Fair Market Value as of the date of such withholding that is not greater than the sum of all tax amounts required to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by certified check payable and acceptable to the Company. Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3 under the Exchange Act, such person may direct that such tax withholding be effectuated by the Company

20

withholding the necessary number of shares of Common Stock (at the tax rate required by applicable law) from such Award payment or exercise.

ARTICLE XII

MISCELLANEOUS

12.1    No Rights to Awards or Uniformity Among Awards. No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

12.2    Conflicts with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

12.3    Rights as Employee, Service Provider or Director. No person, even though eligible under this Plan, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Service Provider or Director, or interfere with or limit in any way any right of the Company or its Affiliates to terminate the Participant’s Employment or service at any time. To the extent that an Employee of an Affiliate other than the Company receives an Award under the Plan, the Award can in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

12.4    Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

12.5    Gender, Tense and Headings. Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

12.6    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.7    Other Laws. The Board or the Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

12.8    Unfunded Obligations. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Except as provided under ARTICLE VI of the Plan with respect to the delivery of stock certificates, no provision of the Plan shall require or permit the Company or any Affiliates, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company nor any Affiliates maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled

21

to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Service Providers or Non-Employee Directors under general law. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create nor constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, nor otherwise create any vested or beneficial interest in any Participant nor the Participant’s creditors in any assets of the Company or any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of ERISA.

12.9    No Guarantee of Tax Consequences. The Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

12.10    Stockholder Agreements. The Board or the Committee may, from time to time, condition the grant, exercise or payment of any Award upon such Participant entering into a stockholders’ agreement, voting agreement, repurchase agreement or lockup or market standoff agreement in such form or forms as approved from time to time by the Board.

12.11    Specified Employee under Section 409A of the Code. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a “separation from service” (as defined under Section 409A of the Code), such payment shall not occur until the date that is six months plus one day from the date of such “separation from service.”

12.12    No Additional Deferral Features. No Award shall contain or reflect, or be amended or affected or supplemented by any other agreement (including, but not limited to, employment agreements, other plan or arrangements of deferred compensation) so as to contain, include or be subject to, a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code.

12.13    Compliance with Section 409A of the Code. Certain items of compensation paid pursuant to this Plan are or may be subject to Section 409A of the Code. In such instances, this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.

* * * * * *

22

☐                 ■

PROXY

FLOTEK INDUSTRIES INC.

2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT THE FLOTEK CORPORATE OFFICE

2930 W. SAM HOUSTON PARKWAY N, SUITE 300, HOUSTON, TEXAS 77043

ON FRIDAY, AUGUST 13, 2010 AT 2:00 PM LOCAL TIME

THE UNDERSIGNED STOCKHOLDER OF FLOTEK INDUSTRIES INC. (the “Company”) HEREBY APPOINTS John W. Chisholm, a director of the Company, or failing this person, Casey Doherty, Corporate Secretary of the Company, or in the place of the foregoing,                                 , (print the name), as proxyholder for and on his behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on August 13, 2010 and at every adjournment thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment thereof. The stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned as specified herein.

(Continued and to be signed on the reverse side.)

■	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF

FLOTEK INDUSTRIES, INC.

August 13, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.flotekind.com/proxymaterials.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

■    20533030300000000000     8                                                                             081310

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

PROPOSAL 1: Election of the five directors to serve until next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal.

			PROPOSAL 2:	Approval of the 2010 Long Term Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: m John W. Chisholm m Kenneth T. Hern m John S. Reiland m Richard O. Wilson m L.V.“Bud” McGuire	PROPOSAL 3:	Approval of the ability of the Company to make principal repayments under the Amended and Restated Credit Agreement in shares of common stock.	☐	☐	☐
			PROPOSAL 4:	Approval of the ability of the Company to pay a portion of the commitment fee due under the Amended and Restated Credit Agreement in shares of common stock.	☐	☐	☐
			PROPOSAL 5:	To ratify the selection of HEIN & ASSOCIATES LLP as the Company’s auditors for the year ending December 31, 2010.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

*Note*    Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby votes shares that each of the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders of Flotek Industries, Inc. as follows. All prior proxies are hereby revoked.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

ANNUAL MEETING OF STOCKHOLDERS OF

FLOTEK INDUSTRIES, INC.

August 13, 2010

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.flotekind.com/proxymaterials.

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.  ê

■    20533030300000000000    8                                                                              081310

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

PROPOSAL 1: Election of the five directors to serve until next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal.

			PROPOSAL 2:	Approval of the 2010 Long Term Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: m John W. Chisholm m Kenneth T. Hern m John S. Reiland m Richard O. Wilson m L.V. “Bud” McGuire	PROPOSAL 3:	Approval of the ability of the Company to make principal repayments under the Amended and Restated Credit Agreement in shares of common stock.	☐	☐	☐
			PROPOSAL 4:	Approval of the ability of the Company to pay a portion of the commitment fee due under the Amended and Restated Credit Agreement in shares of common stock.	☐	☐	☐

			PROPOSAL 5:	To ratify the selection of HEIN & ASSOCIATES LLP as the Company’s auditors for the year ending December 31, 2010.	☐	☐	☐

*Note* Such other business as may properly come before the meeting or any adjournment thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●			The undersigned hereby votes shares that each of the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders of Flotek Industries, Inc. as follows. All prior proxies are hereby revoked.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■